UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2014
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

        First Trust Preferred
        Securities and Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2014


STONEBRIDGE
Advisors LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter ..........................................................  1
At a Glance .................................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  7
Portfolio of Investments ....................................................  8
Statement of Assets and Liabilities ......................................... 13
Statement of Operations ..................................................... 14
Statements of Changes in Net Assets ......................................... 15
Financial Highlights ........................................................ 16
Notes to Financial Statements ............................................... 21
Report of Independent Registered Public Accounting Firm ..................... 29
Additional Information ...................................................... 30
Board of Trustees and Officers .............................................. 34
Privacy Policy .............................................................. 36


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Preferred Securities and Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2014 (UNAUDITED)


-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES                NET ASSET
 AND INCOME FUND                               VALUE (NAV)
-----------------------------------------------------------
Class A (FPEAX)                                  $21.20
Class C (FPECX)                                  $21.24
Class F (FPEFX)                                  $21.37
Class I (FPEIX)                                  $21.27
Class R3 (FPERX)                                 $21.20
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Liberty Mutual Group, Inc.                         3.4%
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                           3.1
Enel SpA                                           2.4
CHS, Inc., Series 2                                2.2
Land O'Lakes Capital Trust I                       2.1
CoBank ACB, Series F                               2.1
SCANA Corp.                                        2.1
Principal Financial Group, Inc., Series A          2.0
Lloyds Bank PLC                                    1.9
Ares Capital Corp.                                 1.9
                                                -------
                                        Total     23.2%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                             INVESTMENTS
-----------------------------------------------------------
Financials                                        83.4%
Utilities                                          9.1
Consumer Staples                                   5.5
Telecommunication Services                         2.0
                                                -------
                                        Total    100.0%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
A+                                                 1.2%
A-                                                 3.7
BBB+                                              18.4
BBB                                               10.7
BBB-                                              26.1
BB+                                               12.5
BB                                                13.8
BB-                                                5.6
B+                                                 0.1
NR                                                 7.9
                                                -------
                                        Total    100.0%
                                                =======


------------------------------------------------------------------------------------------------------------------------
                                              CLASS            CLASS            CLASS           CLASS            CLASS
DIVIDEND DISTRIBUTIONS                      A SHARES         C SHARES         F SHARES        I SHARES         R3 SHARES
------------------------------------------------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)   $0.0931          $0.0798          $0.0948         $0.0975          $0.0887
Current Distribution Rate on NAV (3)          5.27%            4.51%            5.32%           5.50%            5.02%
------------------------------------------------------------------------------------------------------------------------


(1) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuer of the underlying securities in the Fund and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2014. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2014. Subject to change in the future.

NR    Not Rated

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2014 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the BofA Merrill Lynch Fixed Rate Preferred Securities Index, the BofA Merrill Lynch U.S. Capital Securities Index and the Blended Benchmark(a) from 1/11/2011 through 10/31/2014.

            First Trust Preferred   BofA Merrill Lynch     BofA Merrill Lynch
            Securities and          Fixed Rate Preferred   U.S. Capital
            Income Fund -           Securities Index       Securities Index     Blended
            Class I Shares          ("POP1")               ("C0CS")             Index (a)

1/11/11     $10,000                 $10,000                $10,000              $10,000
4/30/11      10,393                  10,454                 10,484               10,469
10/31/11     10,521                  10,521                 10,138               10,330
4/30/12      11,475                  11,142                 10,861               11,002
10/31/12     12,398                  11,847                 11,958               11,903
4/30/13      12,931                  12,288                 12,651               12,470
10/31/13     11,894                  11,553                 12,711               12,132
4/30/14      12,715                  12,485                 13,445               12,965
10/31/14     13,158                  12,992                 13,899               13,446


(a) The Blended Index return is a 50/50 split between the BofA Merrill Lynch Fixed Rate Preferred Securities Index and BofA Merrill Lynch U.S. Capital Securities Index.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2014
------------------------------------------------------------------------------------------------------------------------------------
                       A SHARES           C SHARES       F SHARES   I SHARES   R3 SHARES   BLENDED       P0P1*            C0CS*
                       Inception          Inception      Inception  Inception  Inception   INDEX*     BofA Merril      BofA Merrill
                       2/25/2011          2/25/2011      3/2/2011   1/11/2011  3/2/2011               Lynch Fixed       Lynch U.S.
                                                                                                         Rate            Capital
                                                                                                       Preferred        Securities
                                                                                                      Securities          Index
                                                                                                         Index
------------------------------------------------------------------------------------------------------------------------------------
                                               W/MAX
                                               1.00%
                              W/MAX          CONTINGENT
                      W/O     4.50%    W/O    DEFERRED      W/O        W/O        W/O        W/O          W/O              W/O
AVERAGE ANNUAL       SALES    SALES   SALES    SALES       SALES      SALES      SALES      SALES        SALES            SALES
TOTAL RETURNS       CHARGES  CHARGE  CHARGES   CHARGE     CHARGES    CHARGES    CHARGES    CHARGES      CHARGES          CHARGES

1 Year              10.35%    5.39%   9.56%    8.51%      10.48%     10.65%     10.14%     10.91%       12.45%            9.35%
Since Inception      7.02%    5.69%   6.27%    6.27%       7.23%      7.48%      6.61%      8.10%        7.12%            9.04%

30-Day SEC Yield(1)      4.12%            3.54%            4.43%      4.53%      4.16%       N/A          N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------


* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, Class R3 Shares combined Rule 12b-1 distribution and service fees were 0.75% of average daily net assets.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income Fund (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD, PHD - VICE PRESIDENT, SENIOR RISK ANALYST AND PORTFOLIO ANALYTICS ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA - CREDIT ANALYST

                                   COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2014 was a period of strong returns for the preferred and hybrid markets. Duration was a major driver of performance throughout most of the period, with longer-duration securities outperforming as investors' expectations changed regarding the Federal Reserve's (the "Fed") interest rate policy. The beginning of the Fed's asset purchase taper during the fourth quarter of 2013 caused significant investor wariness and underperformance of long-duration securities. During the last two months of 2013, the Treasury markets sold off and the 10-year interest rate increased to a period high on December 27, 2013 of 3.11%. These events, along with tax-loss selling at the end of 2013, weighed on the retail and institutional markets. However, as investors began to recognize that changes in monetary policy would remain accommodative and incremental, the 10-year rate slid back to 2.40% by October 31, 2014 and preferred and hybrid securities had very strong year-to-date performance.

Underlying the strength in the preferred and hybrid markets was the continued stabilization and growth of the U.S. economy, as unemployment during the period dropped from 7.2% to 5.8%. After a sluggish start to the first quarter of 2014 due to weather conditions, real GDP grew in the second and third quarters. In Europe, the European Central Bank ("ECB") President, Mario Draghi, took historic measures to make the ECB's central banking policy more accommodative and counter the threat of deflation. This included broad-based asset buying with the potential of investments in the European corporate bond market. To cap off the period, the ECB's Asset Quality Review (AQR) and Stress Test went by without any major negative headlines, as banks continued to bolster capital levels to work toward Basel III compliance. Also, Japan ended October 2014 with its announcement of a large monetary stimulus program, which bolstered markets across the globe.

These developments in the U.S., Asia, and Europe helped to support the strong performance and stable inflows into the preferred and hybrid space, despite a number of geopolitical events that created fleeting spikes of volatility within the markets. However, as investors recognized the excess spread and yield available in the preferred market as well as the improved creditworthiness and capitalization of financials, the markets were able to withstand negative headlines and show strength throughout the period.

PERFORMANCE ANALYSIS

The Fund's Class I shares produced a total return of 10.65% for the fiscal year ended October 31, 2014, underperforming the blended index (a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and the BofA Merrill Lynch U.S. Capital Securities Index ("C0CS")) by 0.26%. Underperformance was driven by the Fund's conservative interest-rate stance throughout the period, as it consistently positioned the effective duration of the Fund to be at least 1.25 years lower than the blended index, while also increasing the portfolio's current yield.

In order to better protect investors against a rise in rates, the Fund decreased its duration from 6.1 at the start the period to 4.43 at the end of the period. This was accomplished by maintaining an overweight in shorter-duration securities and utilizing defensive interest-rate derivatives, which were both negative contributors to relative performance. However, this was partially

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

offset by security selection, as the Fund produced higher returns within each duration bucket over the period, as evidenced by the below table.

                ---------------------------------------------------------------------------------------------------
                                      FUND                                         P0P1C0CS BLEND
                ------------------------------------------------- -------------------------------------------------
                     AVERAGE          TOTAL        CONTRIBUTION        AVERAGE          TOTAL        CONTRIBUTION
   DURATION          WEIGHT           RETURN        TO RETURN          WEIGHT           RETURN        TO RETURN
--------------- ------------------------------------------------- -------------------------------------------------
    TOTAL            100.00%          10.65%          10.65%           100.00%          10.91%          10.91%
--------------- ---------------------------------------------------------------------------------------------------
     CASH              1.44%           0.00%           0.00%             0.17%           0.00%           0.00%
  0-3 Years           29.82%           7.35%           2.27%            25.74%           5.85%           1.59%
  3-5 Years           21.85%           9.18%           2.05%            14.31%           7.53%           1.07%
  5-8 Years           32.24%          12.74%           3.97%            31.07%          10.81%           3.34%
  8-12 Years          12.21%          18.06%           1.81%            18.39%          17.54%           3.09%
  >12 Years            2.44%          19.71%           0.55%            10.32%          18.82%           1.82%
-------------------------------------------------------------------------------------------------------------------

The negative impact of being underweight duration was partially offset by the Fund's overweight in $25 par securities, higher-coupon securities, and non-investment grade securities, as well as security selection within variable-rate securities. A core part of the Fund's defensive interest-rate strategy included increasing its weighting in high-coupon, near-term callable securities that were likely to be redeemed. The Fund also benefited from a 15% overweight in $25 par securities, which returned 1.24% more than $1,000 par securities during the period. Additionally, the Fund's variable rate securities outperformed those in the blended index by 3.3% due to the Fund's focus on selecting variable-rate securities with lower extension risk and overweighting securities with more defensive back-ends. Over the period, the Fund increased its variable-rate weighting to 65.8% to end the period from the 45.7% at the beginning of the period. Finally, the inclusion of 15.5% non-investment-grade securities within the Fund compared to none in the blended index was a positive contributor to relative performance, as guideline changes for the Fund allowed more flexibility within the non-investment grade universe.

Overall, the Fund underperformed the blended index during the period because of its more conservative stance regarding interest-rate risk and duration, but was able to offset most of the underperformance with security selection while increasing dividends available for distribution.

MARKET AND FUND OUTLOOK

Preferred and hybrid securities have been one of the best-performing asset classes year-to-date. Assuming the global financial markets remain stable, we believe this positive trend will likely continue. We also believe there will be a benefit to the market from the recent positive results of the ECB AQR and Stress Test, which should provide more stability to the European hybrid capital market going forward. The continued accommodative stance of global central banks leads us to believe that we are likely to remain in a benign, low-rate environment over the near term, which should be a positive for preferred securities. The excess spread or yield built into preferreds relative to Treasuries and investment-grade corporates continues to prove attractive relative to most asset classes and should provide support for preferreds, in our opinion.

The primary issuance market for banks is likely to be a driver of performance both in the preferred and hybrid space as well as corporate bonds. We are anticipating a continuation of robust issuance into next year and beyond due to banks working to meet regulatory requirements. Banks will continue to issue additional tier 1 (AT1) but are also expected to significantly increase issuance of senior debt over the next few years to satisfy leverage ratios and total loss absorbing capacity (TLAC) requirements. New issuance both in the U.S. and Europe has the potential of slightly re-pricing the market wider, especially if the market is subject to a large number of new issues over a short time frame.

Preferreds and hybrids remain very attractive relative to other asset classes due to their above-average yields. As of October 31, 2014, the P0P1 Index currently yields 6.19%, which is over 2% more than investment-grade corporate securities and only 0.5% less than high-yield corporate securities. The C0CS Institutional Index yields 5.81%, 38 basis points lower than P0P1, yet it provides more yield than all other investment-grade asset classes. On a spread to Treasury basis, the current spreads of P0P1 and C0CS to the 10-year Treasury are 384 basis points and 346 basis points, respectively. The financial sector's heightened regulation, coupled with significantly improved capitalization for the banking industry, leads us to believe that there is room for further spread compression of preferreds back to pre-crisis levels, which are approximately 100

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

basis points tighter than current levels. This implies that we may have room for further appreciation of the asset class in this low-rate environment and, alternatively, provides a cushion against a future rise in rates, in our opinion.

Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while seeking to outperform in all market environments on a risk-adjusted basis. Based on our current outlook, we intend to maintain a shorter duration in the Fund than the blended index to better protect investors in a rising interest rate environment. In our opinion, the current low-rate environment will be a positive for preferreds given the attractive yield of the product. Nonetheless, given how quickly rates moved last year, we believe maintaining a shorter duration than the Fund's blended index is the best way to position a portfolio, especially if one does not have to sacrifice yield on the portfolio.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)


As a shareholder of the First Trust Preferred Securities and Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE        5/01/2014 -       VALUE          VALUE        5/01/2014 -      EXPENSE
               5/1/2014      10/31/2014     10/31/2014 (a)   5/01/2014      10/31/2014    10/31/2014 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $  1,033.50       $    7.18     $  1,000.00    $  1,018.15     $    7.12         1.40%
Class C         1,000.00       1,030.10           11.00        1,000.00       1,014.37         10.92         2.15
Class F         1,000.00       1,034.20            6.67        1,000.00       1,018.65          6.61         1.30
Class I         1,000.00       1,035.20            5.90        1,000.00       1,019.41          5.85         1.15
Class R3        1,000.00       1,032.70            8.45        1,000.00       1,016.89          8.39         1.65


(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period May 1, 2014 through October 31, 2014, multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$20 PAR PREFERRED SECURITIES - 0.2%

               REAL ESTATE INVESTMENT TRUSTS - 0.2%
       16,414  Equity Commonwealth............................      7.50%       11/15/19     $      328,444
                                                                                             --------------
               TOTAL $20 PAR PREFERRED SECURITIES .........................................         328,444
               (Cost $335,421)                                                               --------------


$25 PAR PREFERRED SECURITIES - 34.6%
               BANKS - 8.8%
       90,000  Citigroup Capital XIII (a).....................      7.88%       10/30/40          2,395,800
       40,000  Citigroup, Inc., Series AA.....................      8.13%          (b)            1,142,400
       55,000  Citigroup, Inc., Series K (a)..................      6.88%          (b)            1,471,800
       39,608  Fifth Third Bancorp, Series I (a)..............      6.63%          (b)            1,074,565
       50,878  First Niagara Financial Group., Inc.,
                  Series B (a)................................      8.63%          (b)            1,419,496
        7,752  ING Groep N.V..................................      7.05%          (b)              197,443
       30,000  ING Groep N.V..................................      7.20%          (b)              768,000
       27,400  ING Groep N.V..................................      7.38%          (b)              698,700
       94,925  PNC Financial Services Group, Inc.,
                  Series P (a)................................      6.13%          (b)            2,585,757
        8,513  Royal Bank of Scotland Group PLC, Series T.....      7.25%          (b)              215,805
       15,780  Zions Bancorporation, Series F.................      7.90%          (b)              438,684
       35,000  Zions Bancorporation, Series G (a).............      6.30%          (b)              913,500
                                                                                             --------------
                                                                                                 13,321,950
                                                                                             --------------
               CAPITAL MARKETS - 8.3%
       16,696  Apollo Investment Corp.........................      6.88%       07/15/43            417,901
       50,044  Ares Capital Corp..............................      7.00%       02/15/22          1,272,619
      107,230  Ares Capital Corp..............................      7.75%       10/15/40          2,820,149
       18,648  BGC Partners, Inc..............................      8.13%       06/15/42            509,836
       61,365  Deutsche Bank Capital Funding Trust IX.........      6.63%          (b)            1,561,739
       73,392  Morgan Stanley, Series E (a)...................      7.13%          (b)            2,000,666
       65,000  Prospect Capital Corp..........................      6.95%       11/15/22          1,654,250
       87,128  Stifel Financial Corp..........................      6.70%       01/15/22          2,209,566
        9,487  Stifel Financial Corp..........................      5.38%       12/31/22            248,844
                                                                                             --------------
                                                                                                 12,695,570
                                                                                             --------------
               CONSUMER FINANCE - 0.2%
       10,654  Capital One Financial Corp., Series C..........      6.25%          (b)              259,318
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 1.1%
       35,504  KKR Financial Holdings LLC.....................      8.38%       11/15/41          1,002,988
        2,100  RBS Capital Funding Trust V, Series E..........      5.90%          (b)               50,190
       26,198  RBS Capital Funding Trust VI, Series F.........      6.25%          (b)              633,730
                                                                                             --------------
                                                                                                  1,686,908
                                                                                             --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
       70,000  Qwest Corp.....................................      7.50%       09/15/51          1,869,000
                                                                                             --------------
               FOOD PRODUCTS - 3.3%
       40,000  CHS, Inc. (a)..................................      6.75%          (b)            1,007,200
       26,300  CHS, Inc., Series 1............................      7.88%          (b)              748,761
      123,006  CHS, Inc., Series 2 (a)........................      7.10%          (b)            3,303,941
                                                                                             --------------
                                                                                                  5,059,902
                                                                                             --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               INSURANCE - 7.6%
       94,957  Aegon N.V......................................      6.38%          (b)       $    2,424,252
       60,000  Allstate Corp., Series E.......................      6.63%          (b)            1,580,400
        5,326  Arch Capital Group Ltd., Series C..............      6.75%          (b)              142,417
       64,405  Aspen Insurance Holdings Ltd. (a)..............      5.95%          (b)            1,666,157
       77,306  Endurance Specialty Holdings Ltd., Series A....      7.75%          (b)            2,055,567
       50,000  Endurance Specialty Holdings Ltd., Series B....      7.50%          (b)            1,333,500
       63,311  Hartford Financial Services Group, Inc. (a)....      7.88%       04/15/42          1,917,057
       18,846  MetLife, Inc., Series A (c)....................      4.00%          (b)              451,362
                                                                                             --------------
                                                                                                 11,570,712
                                                                                             --------------
               MULTI-UTILITIES - 2.0%
      121,818  SCANA Corp.....................................      7.70%       01/30/65          3,094,177
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 1.7%
       52,600  American Realty Capital Properties, Inc.,
                  Series F....................................      6.70%          (b)            1,158,252
       55,701  DuPont Fabros Technology, Inc., Series A.......      7.88%          (b)            1,425,946
                                                                                             --------------
                                                                                                  2,584,198
                                                                                             --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.4%
       21,197  Telephone & Data Systems, Inc..................      7.00%       03/15/60            540,524
                                                                                             --------------
               TOTAL $25 PAR PREFERRED SECURITIES .........................................      52,682,259
               (Cost $52,572,095)                                                            --------------

$100 PAR PREFERRED SECURITIES - 6.5%

               BANKS - 2.8%
       30,000  CoBank ACB, Series F (a) (d)...................      6.25%          (b)            3,135,939
       11,600  CoBank ACB, Series G...........................      6.13%          (b)            1,074,813
                                                                                             --------------
                                                                                                  4,210,752
                                                                                             --------------
               ELECTRIC UTILITIES - 1.7%
       26,159  Southern California Edison Co., Series A (c)...      4.51%          (b)            2,666,910
                                                                                             --------------
               INSURANCE - 2.0%
       30,000  Principal Financial Group, Inc., Series A (a)..      5.56%          (b)            3,062,814
                                                                                             --------------
               TOTAL $100 PAR PREFERRED SECURITIES ........................................       9,940,476
               (Cost $9,820,193)                                                             --------------

$1,000 PAR PREFERRED SECURITIES - 1.7%

               BANKS - 1.3%
        1,559  Farm Credit Bank of Texas, Series 1 (e)........     10.00%          (b)            2,019,392
                                                                                             --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
          500  Centaur Funding Corp. (f)......................      9.08%       04/21/20            630,000
                                                                                             --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES ......................................       2,649,392
               (Cost $2,530,140)                                                             --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

    PAR                                                            STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES - 54.3%

               BANKS - 21.8%
$   2,400,000  Banco Bilbao Vizcaya Argentaria S.A. (a).......      9.00%          (b)       $    2,599,920
    2,000,000  Banco do Brasil S.A. (a) (d)...................      9.00%          (b)            1,976,000
    2,000,000  Bank of America Corp., Series M (a)............      8.13%          (b)            2,180,000
    2,500,000  Bank of America Corp., Series Z (a)............      6.50%          (b)            2,575,000
    2,050,000  Citigroup, Inc., Series N (a)..................      5.80%          (b)            2,059,225
    2,500,000  Credit Agricole S.A. (a) (d)...................      6.63%          (b)            2,443,375
    1,000,000  Dresdner Funding Trust I.......................      8.15%       06/30/31          1,173,750
    2,500,000  Fuerstenberg Capital International Sarl & Cie
                  SECS (a)....................................     10.25%          (b)            2,585,750
    1,000,000  HSBC Capital Funding L.P. (a)..................     10.18%          (b)            1,506,387
    2,000,000  JPMorgan Chase & Co., Series S (a).............      6.75%          (b)            2,117,200
    1,975,000  Lloyds Bank PLC (a) (d)........................     12.00%          (b)            2,878,562
    1,000,000  M&T Capital Trust II (e).......................      8.28%       06/01/27          1,018,204
    2,000,000  National Australia Bank Ltd/New York (a).......      8.00%          (b)            2,181,150
    1,298,000  Natixis (a)....................................     10.00%          (b)            1,533,263
    2,145,000  NIBC Bank N.V..................................      7.63%          (b)            2,155,725
    2,000,000  Zions Bancorporation, Series J (a).............      7.20%          (b)            2,121,328
                                                                                             --------------
                                                                                                 33,104,839
                                                                                             --------------
               CAPITAL MARKETS - 2.8%
    2,000,000  Credit Suisse Group Guernsey I Ltd. (a)........      7.88%       02/24/41          2,138,750
    1,041,000  Deutsche Bank Capital Trust IV (a) (e).........      4.59%          (b)            1,014,975
    1,500,000  Goldman Sachs Capital III (c)..................      4.00%          (b)            1,133,250
                                                                                             --------------
                                                                                                  4,286,975
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 3.9%
    1,500,000  Banco Btg Pactual SA/Luxembourg (a) (d)........      8.75%          (b)            1,560,750
    1,550,000  General Electric Capital Corp., Series A (a)...      7.13%          (b)            1,811,562
    2,500,000  Macquarie PMI LLC..............................      8.38%          (b)            2,618,750
                                                                                             --------------
                                                                                                  5,991,062
                                                                                             --------------
               ELECTRIC UTILITIES - 3.8%
    3,000,000  Enel SpA (a) (d)...............................      8.75%       09/24/73          3,517,500
    2,000,000  Southern California Edison Co., Series E (a)...      6.25%          (b)            2,201,668
                                                                                             --------------
                                                                                                  5,719,168
                                                                                             --------------
               FOOD PRODUCTS - 2.1%
    3,000,000  Land O'Lakes Capital Trust I (d)...............      7.45%       03/15/28          3,150,000
                                                                                             --------------
               INSURANCE - 18.5%
    1,000,000  American International Group, Inc. (a).........      8.18%       05/15/58          1,362,500
    4,200,000  Aquarius + Investments PLC for Swiss
                  Reinsurance Co., Ltd. (a)...................      8.25%          (b)            4,646,250
    2,215,000  Assured Guaranty Municipal Holdings,
                  Inc. (a) (d)................................      6.40%       12/15/66          1,949,200
    1,500,000  Assured Guaranty US Holdings,
                  Series A (a)................................      6.40%       12/15/66          1,410,000
    1,500,000  Aviva PLC......................................      8.25%          (b)            1,687,463
    1,000,000  Catlin Insurance Co., Ltd. (a).................      7.25%          (b)            1,030,000
    2,500,000  CNP Assurances (a).............................      7.50%          (b)            2,759,375
    2,066,000  Dai-ichi Life Insurance Co Ltd.
                  (The) (a) (d)...............................      7.25%          (b)            2,420,507
    1,500,000  Friends Life Holdings PLC (a)..................      7.88%          (b)            1,660,659


Page 10                See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

    PAR                                                            STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
$   3,285,000  Liberty Mutual Group, Inc. (a).................     10.75%       06/15/58     $    5,042,475
    2,000,000  Prudential PLC (a).............................     11.75%          (b)            2,034,400
    2,000,000  QBE Capital Funding III Ltd. (a) (d)...........      7.25%       05/24/41          2,170,000
                                                                                             --------------
                                                                                                 28,172,829
                                                                                             --------------
               MULTI-UTILITIES - 1.4%
    2,000,000  RWE AG (a).....................................      7.00%       10/12/72          2,175,200
                                                                                             --------------
               TOTAL CAPITAL PREFERRED SECURITIES .........................................      82,600,073
               (Cost $82,208,138)                                                            --------------

  PRINCIPAL                                                        STATED        STATED
    VALUE                        DESCRIPTION                       COUPON       MATURITY          VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CORPORATE BONDS AND NOTES - 1.0%

               INSURANCE - 1.0%
    1,400,000  Wilton Re Finance LLC (a) (f)..................      5.88%       03/30/33          1,463,000
                                                                                             --------------
               TOTAL CORPORATE BONDS AND NOTES ............................................       1,463,000
               (Cost $1,400,000)                                                             --------------

               TOTAL INVESTMENTS - 98.3% ..................................................     149,663,644
               (Cost $148,865,987) (g)
               NET OTHER ASSETS AND LIABILITIES - 1.7% ....................................       2,569,960
                                                                                             --------------
               NET ASSETS - 100.0% ........................................................  $  152,233,604
                                                                                             ==============


(a) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)   Perpetual maturity.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.


(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $25,201,833 or 16.55% of net assets.

(e) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) Aggregate cost for federal income tax purposes is $148,960,749. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,811,243 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,108,348.


                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
$20 Par Preferred Securities*......................    $     328,444   $     328,444     $        --   $          --
$25 Par Preferred Securities*......................       52,682,259      52,682,259              --              --
$100 Par Preferred Securities*.....................        9,940,476              --       9,940,476              --
$1,000 Par Preferred Securities*...................        2,649,392              --       2,649,392              --
Capital Preferred Securities*......................       82,600,073              --      82,600,073              --
Corporate Bonds and Notes*.........................        1,463,000              --       1,463,000              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 149,663,644   $  53,010,703   $  96,652,941   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2014, the Fund transferred $100 par preferred securities valued at $5,729,724 from Level 1 to Level 2 of the fair value hierarchy due to the use of observable market inputs not in an active market.


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
   (Cost $148,865,987).........................................................................      $149,663,644
   Cash........................................................................................         2,688,710
Receivables:
   Investment securities sold..................................................................         1,552,844
   Interest....................................................................................         1,441,614
   Fund shares sold............................................................................           341,532
   Dividends...................................................................................           133,066
Prepaid expenses...............................................................................            22,405
                                                                                                     ------------
   Total Assets................................................................................       155,843,815
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................         2,348,221
   Fund shares repurchased.....................................................................           913,261
   Distributions payable.......................................................................            89,498
   Investment advisory fees....................................................................            65,322
   12b-1 distribution and service fees.........................................................            46,139
   Audit and tax fees..........................................................................            33,202
   Printing fees...............................................................................            29,437
   Administrative fees.........................................................................            29,029
   Transfer agent fees.........................................................................            26,488
   Custodian fees..............................................................................            14,095
   Legal fees..................................................................................            10,285
   Commitment fees.............................................................................             2,576
   Trustees' fees and expenses.................................................................             1,532
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               355
                                                                                                     ------------
   Total Liabilities...........................................................................         3,610,211
                                                                                                     ------------
NET ASSETS.....................................................................................      $152,233,604
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $162,707,148
Par value ($0.01 per share with an unlimited number of shares authorized)......................            71,639
Accumulated net investment income (loss).......................................................            36,688
Accumulated net realized gain (loss) on investments, written options and futures...............       (11,379,528)
Net unrealized appreciation (depreciation) on investments......................................           797,657
                                                                                                     ------------
NET ASSETS.....................................................................................      $152,233,604
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $32,873,913 and
     1,550,455 shares of beneficial interest issued and outstanding)...........................      $      21.20
   Maximum sales charge (4.50% of offering price)..............................................              1.00
                                                                                                     ------------
   Maximum offering price to public............................................................      $      22.20
                                                                                                     ============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $45,247,525 and
     2,130,202 shares of beneficial interest issued and outstanding)...........................      $      21.24
                                                                                                     ============
CLASS F SHARES:
   Net asset value and redemption price per share (Based on net assets of $2,617,251 and
     122,487 shares of beneficial interest issued and outstanding).............................      $      21.37
                                                                                                     ============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $71,093,731 and
     3,341,854 shares of beneficial interest issued and outstanding)...........................      $      21.27
                                                                                                     ============
CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $401,184 and
     18,923 shares of beneficial interest issued and outstanding)..............................      $      21.20
                                                                                                     ============


                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME
Dividends......................................................................................      $  6,714,283
Interest (net of foreign withholding tax of $5,344)............................................         4,890,667
Other..........................................................................................            20,000
                                                                                                     ------------
   Total investment income.....................................................................        11,624,950
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         1,350,378
12b-1 distribution and/or service fees:........................................................
   Class A.....................................................................................           162,050
   Class C.....................................................................................           485,193
   Class F.....................................................................................             5,419
   Class R3....................................................................................             2,317
Transfer agent fees............................................................................           199,599
Registration fees..............................................................................            92,300
Printing fees..................................................................................            70,443
Administrative fees............................................................................            69,622
Legal fees.....................................................................................            58,685
Custodian fees.................................................................................            34,882
Audit and tax fees.............................................................................            34,114
Commitment fees................................................................................            23,585
Trustees' fees and expenses....................................................................            18,821
Expenses previously waived or reimbursed.......................................................            11,670
Financial reporting fees.......................................................................             9,250
Listing expense................................................................................             2,500
Other..........................................................................................            16,091
                                                                                                     ------------
   Total expenses..............................................................................         2,646,919
                                                                                                     ------------
   Fees waived or expenses reimbursed by the investment advisor................................           (50,893)
                                                                                                     ------------
Net expenses...................................................................................         2,596,026
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         9,028,924
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................        (3,356,549)
   Written options.............................................................................            20,710
   Futures.....................................................................................          (810,604)
                                                                                                     ------------
Net realized gain (loss).......................................................................        (4,146,443)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        11,249,199
   Futures.....................................................................................           142,734
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        11,391,933
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,245,490
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 16,274,414
                                                                                                     ============


Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR                   YEAR
                                                                                  ENDED                  ENDED
                                                                               10/31/2014             10/31/2013
                                                                              -------------          -------------
OPERATIONS:
Net investment income (loss)................................................  $   9,028,924          $  10,165,390
Net realized gain (loss)....................................................     (4,146,443)            (7,457,130)
Net change in unrealized appreciation (depreciation)........................     11,391,933            (16,197,323)
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from operations.............     16,274,414            (13,489,063)
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares..............................................................     (3,416,968)            (4,719,784)
Class C Shares..............................................................     (2,190,987)            (2,049,350)
Class F Shares..............................................................       (191,443)              (257,903)
Class I Shares..............................................................     (2,812,589)            (3,011,903)
Class R3 Shares.............................................................        (23,181)               (24,335)
                                                                              -------------          -------------
                                                                                 (8,635,168)           (10,063,275)
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares..............................................................             --               (417,247)
Class C Shares..............................................................             --               (185,466)
Class F Shares..............................................................             --                (20,286)
Class I Shares..............................................................             --               (252,725)
Class R3 Shares.............................................................             --                 (2,675)
                                                                              -------------          -------------
                                                                                         --               (878,399)
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A Shares..............................................................        (82,755)              (719,240)
Class C Shares..............................................................        (53,063)              (312,416)
Class F Shares..............................................................         (4,636)               (39,232)
Class I Shares..............................................................        (68,117)              (458,602)
Class R3 Shares.............................................................           (562)                (3,723)
                                                                              -------------          -------------
                                                                                   (209,133)            (1,533,213)
                                                                              -------------          -------------
Total distributions to shareholders.........................................     (8,844,301)           (12,474,887)
                                                                              -------------          -------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold ..................................................     59,865,570            187,595,072
Proceeds from shares reinvested.............................................      7,470,411              8,671,431
Cost of shares redeemed.....................................................   (131,107,450)          (132,184,442)
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from capital transactions...    (63,771,469)            64,082,061
                                                                              -------------          -------------
Total increase (decrease) in net assets.....................................    (56,341,356)            38,118,111

NET ASSETS:
Beginning of period.........................................................    208,574,960            170,456,849
                                                                              -------------          -------------
End of period...............................................................  $ 152,233,604          $ 208,574,960
                                                                              =============          =============
Accumulated net investment income (loss) at end of period...................  $      36,688          $     (84,419)
                                                                              =============          =============



                        See Notes to Financial Statements                Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS A SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period ...........    $    20.27      $    22.42       $    20.10       $    20.26
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................          1.14 (b)        0.98 (b)         0.89 (b)         0.79
Net realized and unrealized gain (loss) ........          0.91           (1.91)            2.55            (0.11)
                                                    ----------      ----------       ----------       ----------
Total from investment operations ...............          2.05           (0.93)            3.44             0.68
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................         (1.09)          (0.98)           (1.12)           (0.84)
Net realized gain...............................            --           (0.09)           (0.00) (c)          --
Return of capital...............................         (0.03)          (0.15)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions.............................         (1.12)          (1.22)           (1.12)           (0.84)
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period .................    $    21.20      $    20.27       $    22.42       $    20.10
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (d)................................         10.35%          (4.36)%          17.60%            3.45%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $   32,874      $   90,286       $   83,717       $    6,932
Ratio of total expenses to average net assets...          1.40%           1.44%            1.83%            6.68% (e)
Ratio of net expenses to average net assets ....          1.40%           1.40%            1.40%            1.40% (e)
Ratio of net investment income (loss) to average
     net assets ................................          5.47%           4.52%            4.13%            4.68% (e)
Portfolio turnover rate.........................           170%             60%              60%              88%


(a)   Class A Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


Page 16                See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS C SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period ...........    $    20.30      $    22.45       $    20.13      $     20.26
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................          0.99 (b)        0.83 (b)         0.73 (b)         0.69
Net realized and unrealized gain (loss) ........          0.91           (1.93)            2.55            (0.08)
                                                    ----------      ----------       ----------       ----------
Total from investment operations ...............          1.90           (1.10)            3.28             0.61
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................         (0.94)          (0.84)           (0.96)           (0.74)
Net realized gain...............................            --           (0.08)           (0.00) (c)          --
Return of capital...............................         (0.02)          (0.13)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions.............................         (0.96)          (1.05)           (0.96)           (0.74)
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period..................    $    21.24      $    20.30       $    22.45       $    20.13
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (d)................................          9.56%          (5.03)%          16.70%            3.08%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $   45,248      $   55,376       $   36,681       $    2,720
Ratio of total expenses to average net assets...          2.18%           2.17%            2.66%            8.03% (e)
Ratio of net expenses to average net assets ....          2.15%           2.15%            2.15%            2.15% (e)
Ratio of net investment income (loss) to average
     net assets.................................          4.75%           3.81%            3.36%            4.10% (e)
Portfolio turnover rate ........................           170%             60%              60%              88%


(a)   Class C Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


                        See Notes to Financial Statements                Page 17

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS F SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period ...........    $    20.42      $    22.59       $    20.12       $    20.25
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................          1.18 (b)        1.02 (b)         0.89 (b)         0.70
Net realized and unrealized gain (loss) ........          0.91           (1.95)            2.72            (0.07)
                                                    ----------      ----------       ----------       ----------
Total from investment operations ...............          2.09           (0.93)            3.61             0.63
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................         (1.11)          (1.01)           (1.14)           (0.76)
Net realized gain...............................            --           (0.08)           (0.00) (c)          --
Return of capital...............................         (0.03)          (0.15)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions.............................         (1.14)          (1.24)           (1.14)           (0.76)
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period..................    $    21.37      $    20.42       $    22.59       $    20.12
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (d)................................         10.48%          (4.32)%          18.47%            3.17%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $    2,617      $    3,735       $    4,012       $        1
Ratio of total expenses to average net assets...          1.81%           1.58%            3.71%          233.60% (e)
Ratio of net expenses to average net assets ....          1.30%           1.30%            1.30%            1.30% (e)
Ratio of net investment income (loss) to average
     net assets.................................          5.64%           4.63%            4.09%            5.21% (e)
Portfolio turnover rate.........................           170%             60%              60%              88%


(a) Class F Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


Page 18                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS I SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period ...........    $    20.33      $    22.47       $    20.15       $    20.00
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................          1.20 (b)        1.04 (b)         0.92 (b)         0.82
Net realized and unrealized gain (loss) ........          0.91           (1.91)            2.57             0.21
                                                    ----------      ----------       ----------       ----------
Total from investment operations ...............          2.11          (0.87)             3.49             1.03
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................         (1.14)          (1.03)           (1.17)           (0.88)
Net realized gain...............................            --           (0.09)           (0.00) (c)          --
Return of capital...............................         (0.03)          (0.15)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions.............................         (1.17)          (1.27)           (1.17)           (0.88)
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period..................    $    21.27      $    20.33       $    22.47       $    20.15
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (d)................................         10.65%          (4.06)%          17.84%            5.21%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $   71,094      $   58,700       $   45,432       $      439
Ratio of total expenses to average net assets...          1.15%           1.23%            1.46%           22.09% (e)
Ratio of net expenses to average net assets ....          1.15%           1.15%            1.15%            1.15% (e)
Ratio of net investment income (loss) to average
     net assets.................................          5.74%           4.79%            4.20%            5.12% (e)
Portfolio turnover rate.........................           170%             60%              60%              88%


(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


                        See Notes to Financial Statements                Page 19

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS R3 SHARES                                     10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period .              $    20.26      $    22.41       $    20.11       $    20.25
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........                    1.09 (b)        0.93 (b)         0.80 (b)         0.61
Net realized and unrealized gain (loss)                   0.92           (1.92)            2.56            (0.07)
                                                    ----------      ----------       ----------       ----------
Total from investment operations .....                    2.01           (0.99)            3.36             0.54
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ................                   (1.04)          (0.92)           (1.06)           (0.68)
Net realized gain.....................                      --           (0.10)           (0.00) (c)          --
Return of capital.....................                   (0.03)          (0.14)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions...................                   (1.07)          (1.16)           (1.06)           (0.68)
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period........              $    21.20      $    20.26       $    22.41       $    20.11
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (d)......................                   10.14%          (4.61)%          17.19%            2.74%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .              $      401      $      478       $      615       $        1
Ratio of total expenses to average net assets             5.74%           4.87%           11.51%          301.79% (e)
Ratio of net expenses to average net assets               1.65%           1.65%            1.65%            1.90% (e)
Ratio of net investment income (loss) to average
     net assets.......................                    5.25%           4.25%            3.66%            4.62% (e)
Portfolio turnover rate ..............                     170%             60%              60%              88%


(a) Class R3 Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011, and 0.75% prior to December 15, 2011, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


   Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

   Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                                        SHARES/
                                        ACQUISITION    PRINCIPAL                  CARRYING                      % OF
SECURITY                                   DATE          VALUE        PRICE         COST          VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Centaur Funding Corp., 9.08%, 4/21/20     7/17/14             500   $ 1,260.00   $   624,750   $   630,000      0.41%
Wilton Re Finance LLC, 5.08%, 3/30/33     3/25/13     $ 1,400,000        1.045     1,400,000     1,463,000      0.96
                                                                                 --------------------------------------
                                                                                 $ 2,024,750   $ 2,093,000      1.37%
                                                                                 --------------------------------------


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended October 31, 2014, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $272,649, an increase in accumulated net realized gain (loss) on investments of $267,379 and an increase to paid-in capital of $5,270. Net assets were not affected by these reclassifications.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 was as follows:

Distributions paid from:                             2014           2013
Ordinary income...............................   $  8,635,168   $ 10,838,420
Capital gain..................................             --        103,254
Return of capital.............................        209,133      1,533,213

As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.................           $ --
Undistributed capital gains...................             --
                                                 ------------
Total undistributed earnings..................             --
Accumulated capital and other losses..........    (11,248,078)
Net unrealized appreciation (depreciation)....        702,895
                                                 ------------
Total accumulated earnings (losses)...........    (10,545,183)
Other.........................................             --
Paid-in capital...............................    162,778,787
                                                 ------------
Net assets....................................   $152,233,604
                                                 ============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, for federal income tax purposes, the Fund had a capital loss carryforward of $11,248,078 available, to the extent provided by regulations, to offset future capital gains.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

G. FUTURES CONTRACTS:

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. This daily fluctuation in value of the contract is also known as variation margin and is included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged instruments.

As of October 31, 2014, there were no futures contracts outstanding.

H. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. If the Fund writes (sells) an option, an amount equal to the premium received by the Fund is presented as "Options written, at value" on the Statement of Assets and Liabilities. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Gain or loss on options is presented as "Net realized gain (loss) on written options" on the Statement of Operations. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

As of October 31, 2014, there were no options contracts outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


                          3. DERIVATIVES TRANSACTIONS

For the year ended October 31, 2014, written option activity was as follows:

                                                    NUMBER
                                                      OF
WRITTEN OPTIONS                                   CONTRACTS       PREMIUMS
----------------------------------------------------------------------------
Options outstanding at October 31, 2013 ...          --          $       --
Options Written............................          50              22,478
Options Expired............................          --                  --
Options Exercised..........................          --                  --
Options Closed.............................         (50)            (22,478)
                                                   ----          ----------
Options outstanding at October 31, 2014....          --          $       --
                                                   ----          ----------

During the year ended October 31, 2014, the Fund held purchased options with market values ranging from $0 to $89,063, as measured at each quarter end.

During the year ended October 31, 2014, the amount of notional values of futures contracts opened and closed were $41,483,450 and $59,807,825, respectively.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.


STATEMENT OF OPERATIONS LOCATION                                 EQUITY RISK
----------------------------------------------------------------------------
Net realized gain (loss) on Investments*.....................    $  (55,458)
Net realized gain (loss) on Written options transactions.....        20,710
Net change in unrealized gain (loss) on Investments*.........            --
Net change in unrealized gain (loss) on Written options
   transactions                                                          --

                                                                INTEREST RATE
                                                                    RISK
                                                                ------------
Net realized gain (loss) on Futures contracts................    $ (810,604)
Net change in unrealized gain (loss) on Futures contracts....       142,734

* Purchased options are included within investments.

 4. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust and Stonebridge have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of Shares of the Fund (the "Expense Cap") until February 28, 2016 and then will not exceed 1.50% from March 1, 2016 to February 28, 2025 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on a Fund class level by First Trust and Stonebridge up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding its Expense Cap in place at the

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


time the expense was borne or the fee was waived by First Trust and Stonebridge. Class A and Class I amounts are included as "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2014 and the expenses borne by First Trust and Stonebridge subject to recovery for the periods indicated were as follows:

                                                       EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------------------------
                                     YEAR ENDED       YEAR ENDED         YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2012             2013               2014             TOTAL
------------      ------------      ------------      ------------      ------------      ------------
 $   50,893        $       --        $  320,165        $  134,127        $   50,893        $  505,185

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid additional annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                         5. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2014                  OCTOBER 31, 2013

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                       377,644    $   7,798,542        3,083,747    $  68,291,292
     Class C                       167,887        3,518,855        1,452,121       32,374,730
     Class F                        38,025          792,945          155,308        3,480,067
     Class I                     2,252,138       47,755,228        3,798,513       83,448,983
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                     2,835,694    $  59,865,570        8,489,689    $ 187,595,072
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                       131,229    $   2,727,650          181,625    $   3,925,189
     Class C                        92,688        1,935,807           80,753        1,739,629
     Class F                         6,467          136,053            7,071          154,083
     Class I                       127,423        2,670,901          131,601        2,852,530
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       357,807    $   7,470,411          401,050    $   8,671,431
                                ==========    =============       ==========    =============

Redemptions
     Class A                    (3,413,022)   $ (71,154,976)      (2,545,437)   $ (54,289,190)
     Class C                      (857,812)     (17,752,129)        (439,287)      (9,160,688)
     Class F                      (104,919)      (2,212,870)        (157,069)      (3,268,967)
     Class I                    (1,925,291)     (39,889,665)      (3,064,349)     (65,385,546)
     Class R3                       (4,679)         (97,810)          (3,863)         (80,051)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (6,305,723)   $(131,107,450)      (6,210,005)   $(132,184,442)
                                ==========    =============       ==========    =============

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2014


                      6. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2014, were $282,019,308 and $343,016,125, respectively.

                                 7. BORROWINGS

Effective March 28, 2013, the Trust and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia, which First Trust allocated amongst the funds that had access to the Line of Credit. To the extent that the Fund accessed the credit line, there would also be an interest fee charged.

The Line of Credit terminated on April 25, 2014. Effective April 25, 2014, the Trust, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV entered into an $80 million Credit Agreement with Scotia as administrative agent for a group of lenders. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans is charged by Scotia, which First Trust allocates amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged.

The Fund did not have any borrowings outstanding during the year ended October 31, 2014.

                        8. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition of disclosures in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 52.23% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2014. 24.71% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2014, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

INTEREST RATE RISK: If interest rates rise, the prices of fixed-rate preferred securities and other fixed-rate debt securities held by the Fund will fall.

PREFERRED SECURITIES RISK: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

CURRENCY RISK: Although the Fund's net asset value is determined on the basis of U.S. dollars, because the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

DEPOSITARY RECEIPTS RISK: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


FINANCIAL COMPANY RISK: The Fund invests in the securities of financial companies, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, REITs and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REIT RISK: Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

NON U.S. SECURITIES RISK: The Fund may invest in securities of non U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub Advisor, including the supplemental responses. The Board applied its business judgment to determine

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board also reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. The Board noted the background and experience of the Sub-Advisor's portfolio management team, and recent additions to the team. The Board noted its familiarity with the Sub-Advisor, including its oversight of two other funds in the First Trust fund complex sub-advised by the Sub-Advisor, the First Trust Preferred Securities and Income ETF (the "ETF") and the First Trust Intermediate Duration Preferred & Income Fund (the "Closed-End Fund"). In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, including the ETF and the Closed-End Fund, and that the Advisor provides services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, including from serving as sub-advisor to the ETF and the Closed-End Fund. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only three overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) some of the peer funds are significantly larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds and (iii) most peer funds do not employ an advisor/sub advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2016 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses) from exceeding 1.15% of a class' average daily net assets, and from March 1, 2016 through February 28, 2025 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.50% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fees were waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by Lipper comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2013 to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 31, 2014. Based on the information presented, the Board noted that the Fund's performance was below the median of its Lipper peer universe for the one-year and since-inception periods ended December 31, 2013, and considered the Advisor's and the Sub-Advisor's review of Fund performance.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board considered FTP's ownership interest in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered the Sub-Advisor's estimated costs in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund. The Board also considered the Sub-Advisor's statement that it does not expect economies of scale in connection with providing services to the Fund. The Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also reviewed information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared not to be excessive in light of the services provided to the Fund. The Board considered the fall-out benefits realized by Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        111        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         111        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 111        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             111        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         111        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Trust Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term Deputy  General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust
Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011

                                                     o Assistant Secretary
                                                       since Trust Inception

-------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust/Confluence
        Small Cap Value Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2014


Confluence Investment Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter .........................................................  1
At a Glance ................................................................  2
Portfolio Commentary .......................................................  4
Understanding Your Fund Expenses ...........................................  6
Portfolio of Investments ...................................................  7
Statement of Assets and Liabilities ........................................  9
Statement of Operations .................................................... 10
Statements of Changes in Net Assets ........................................ 11
Financial Highlights ....................................................... 12
Notes to Financial Statements .............................................. 16
Report of Independent Registered Public Accounting Firm .................... 21
Additional Information ..................................................... 22
Board of Trustees and Officers ............................................. 26
Privacy Policy ............................................................. 28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Confluence Small Cap Value Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2014 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND    VALUE (NAV)
-----------------------------------------------------------
Class A (FOVAX)                                  $28.03
Class C (FOVCX)                                  $26.44
Class I (FOVIX)                                  $28.52
Class R3 (FOVRX)                                 $27.17
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
VCA, Inc.                                         4.4%
Taminco Corp.                                     3.9
Snyder's-Lance, Inc.                              3.8
Mueller Industries, Inc.                          3.8
RE/MAX Holdings, Inc., Class A                    3.8
RLI Corp.                                         3.8
Landstar Systems, Inc.                            3.8
Haemonetics Corp.                                 3.8
Ritchie Bros. Auctioneers, Inc.                   3.7
West Pharmaceutical Services, Inc.                3.6
                                               -------
                                        Total    38.4%
                                               =======

-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
-----------------------------------------------------------
Industrials                                      33.5%
Financials                                       24.8
Health Care                                      18.7
Consumer Discretionary                           10.2
Materials                                         6.4
Consumer Staples                                  3.8
Energy                                            2.6
                                               -------
                                        Total   100.0%
                                               =======

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2014 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 2000(R) Value Index and the Russell 2000(R) Index from 1/11/2011 through 10/31/2014.


            First Trust/Confluence Small Cap   Russell 2000(R)   Russell 2000(R)
              Value Fund - Class I Shares        Value Index          Index
1/11/2011               $10,000                   $10,000            $10,000
4/30/2011                10,730                    10,966             10,716
10/31/2011                9,790                     9,457              9,261
4/30/2012                10,554                    10,499             10,323
10/31/2012               10,951                    10,599             10,601
4/30/2013                12,260                    12,309             12,307
10/31/2013               13,892                    14,023             14,389
4/30/2014                14,285                    14,720             14,832
10/31/2014               15,214                    15,129             15,548


---------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2014
---------------------------------------------------------------------------------------------------------------
                                                                  I SHARES     R3 SHARES
                          A SHARES               C SHARES         Inception    Inception
                     Inception 2/24/2011    Inception 3/2/2011    1/11/2011     3/2/2011    R2000V*    R2000*
---------------------------------------------------------------------------------------------------------------
                                                       W/MAX
                                                       1.00%
                               W/MAX                 CONTINGENT
                      W/O      5.50%         W/O      DEFERRED       W/O          W/O         W/O        W/O
AVERAGE ANNUAL       SALES     SALES        SALES      SALES        SALES        SALES       SALES      SALES
TOTAL RETURNS       CHARGES   CHARGE       CHARGES     CHARGE      CHARGES      CHARGES     CHARGES    CHARGES
1 Year               9.23%     3.22%        8.36%       7.36%        9.51%        8.81%       7.89%       8.06%
Since Inception     11.26%     9.57%        9.36%       9.36%       11.65%       10.29%      11.51%      12.31%
---------------------------------------------------------------------------------------------------------------

*Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, Class R3 Shares' combined Rule 12b-1 distribution and service fees were 0.75% per year of average daily net assets.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the sub-advisor to First Trust/Confluence Small Cap Value Fund (the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER DAVID MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
DANIEL WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
CHRIS STEIN - VICE PRESIDENT AND PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

The equity markets continued their advance during the Fund's fiscal year ended October 31, 2014, with the Russell 2000 and Russell 2000 Value indices posting positive returns of 8.06% and 7.89%, respectively. The results were relatively meager compared to the prior year's 30+% returns, as the equity markets in 2014 confronted growing geopolitical risks, a slowdown in China, and more importantly, the end of the Federal Reserve's Quantitative Easing (QE3) program. These events clearly aided volatility, which had been very mild in the recent past and was more evident in the small-capitalization arena of the market as the Russell 2000 Value Index experienced a few sharp pullbacks over the course of the Fund's fiscal year. However, the relative strength of the domestic economy and the Federal Reserve's desire to maintain an accommodative interest rate environment with its zero interest rate policy allowed investors to look past these events and push markets upward.

The strength in the market was widespread with all sectors posting positive returns except Energy, which recorded large declines reflective of the precipitous drop in oil prices. The decrease in oil prices will benefit consumers, help improve sentiment, and boost consumer spending. This, combined with the Federal Reserve's accommodative stance, should provide for continued economic growth, in our opinion.

The Fund's Class I shares generated gains of 9.51% during its fiscal year ended October 31, 2014, outperforming the benchmarks. From inception (1/11/2011) through the end of October, the Fund's Class I shares are up 11.65%, which is in line with the performance of the Russell 2000 and Russell 2000 Value indices, which posted gains of 12.31% and 11.51%, respectively, for the same period (returns are annualized for periods greater than a year).

PERFORMANCE ANALYSIS

During the Fund's fiscal year ended October 31, 2014, the Producer Durables, Technology and Consumer Discretionary sectors were the largest positive contributors to the Fund's relative performance, while Health Care and Financial Services were the biggest detractors (see attribution table).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

PORTFOLIO ATTRIBUTION
10/31/2013 - 10/31/2014
--------------------------------------------------------------------------------------------------------------------------
                           RUSSELL 2000 VALUE         RUSSELL 2000                 FUND                  ATTRIBUTION
                        -----------------------  -----------------------  -----------------------  -----------------------
                                                                                                       vs RSL     vs RSL
SECTOR                        WGT        RTN           WGT        RTN          WGT         RTN       2000VALUE     2000

Consumer Discretionary       10.41       6.83         13.13       1.52         9.84        9.07         0.23        0.94
Consumer Staples              2.55       1.99          3.51       8.12         3.04        1.45        (0.05)      (0.21)
Energy                        7.26     (21.09)         5.72     (18.08)        3.42      (16.19)        1.28        0.65
Financial Services           39.58      12.37         23.28      11.83        23.95        9.07        (1.49)      (0.63)
Health Care                   4.80      16.76         13.04      15.61        17.36        4.17        (1.07)      (1.63)
Materials & Processing        4.62       0.99          4.96       2.96         2.93        8.43         0.33        0.25
Producer Durables            13.56       6.37         14.60       6.01        29.55       17.93         3.17        3.30
Technology                   10.40       8.76         17.90       9.23         4.61       38.09         1.30        1.10
Utilities                     6.81      16.68          3.86      14.73         0.00        0.00        (0.60)      (0.28)
Cash                          0.00       0.00          0.00       0.00         5.30        0.04        (0.42)      (0.39)
--------------------------------------------------------------------------------------------------------------------------

Sources: Bloomberg and Confluence Investment Management. Index Data is based on the respective Exchange-Traded Fund (iShares Russell 2000 and Russell 2000 Value).

The Fund's investment approach of managing risk - risk defined as the probability of a permanent loss of capital - focuses our efforts on finding quality businesses trading at bargain prices. This philosophy has helped minimize losses during market downturns as it did in the previous periods, but also tends to lag when there is a sharp upward move in the market, as leveraged and cyclical businesses tend to garner investors' affections. With the small-capitalization indexes, Russell 2000 and Russell 2000 Value, experiencing a few sharp pullbacks, it does not surprise us that the Fund would outperform as our emphasis on managing risk via focusing on high-quality businesses trading at reasonable valuations attract more investor attention in volatile markets.

This approach is research-intensive and is deployed with a bottom-up focus of investing in businesses in a relatively concentrated manner; therefore, performance is ultimately driven by the underlying strength of the holdings of the Fund and less influenced by macro or top-down sector weightings. The sector weightings (over/under) are more of a byproduct of what the market is presenting with an emphasis on owning a diversified portfolio of undervalued businesses.

In the Producer Durables sector, the Fund benefited from solid returns from Landstar System (LSTR), Douglas Dynamics (PLOW), GrafTech International (GTI), and Ritchie Brothers (RBA). All experienced returns of more than mid-twenties percent for the fiscal year with improvements in either their businesses or their outlooks. In the Consumer Discretionary sector, Select Comfort (SCSS) was the sole contributor to sector outperformance, posting a 39% return as business improved and management narrowed the focus on cash flow to benefit shareholders. The Technology sector benefited from the underlying strength of Zebra Technologies (ZBRA) and the acquisition of Hittite Microwave (HITT) at a premium to the Fund's entry point and near our estimate of its intrinsic value.

The relative weakness in the Heath Care sector was driven by Vocera Communications (VCRA), which was down approximately -50% as management struggled to grow sales which were negatively impacting cash flow. The shares were sold out of the Fund as we grew concerned with the lack of cash flow. In the Financial Services sector, MVC Capital (MVC) underperformed during the period, with shares down approximately -10%. The Fund also sold shares of MVC from the portfolio during the third quarter.

MARKET AND FUND OUTLOOK:

Going forward, we expect continued economic growth, which should lead to revenue growth, but we would also expect the Federal Reserve to curtail its accommodative monetary policy over the next few quarters. We expect the markets and the Fund to track economic growth, albeit in a more volatile fashion going forward as the Federal Reserve actions become more heavily debated. As always, we remain focused on company-specific fundamentals and growth prospects and believe the current market will continue to provide the Fund with opportunities to buy quality companies at reasonable prices.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
UNDERSTANDING YOUR FUND EXPENSES
AS OF OCTOBER 31, 2014 (UNAUDITED)


As a shareholder of the First Trust/Confluence Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE        5/01/2014 -       VALUE          VALUE        5/01/2014 -      EXPENSE
               5/01/2014     10/31/2014     10/31/2014 (a)   5/01/2014      10/31/2014    10/31/2014 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $  1,063.00       $  8.32       $  1,000.00    $  1,017.14     $  8.13           1.60%
Class C         1,000.00       1,059.30         12.20          1,000.00       1,013.36       11.93           2.35
Class I         1,000.00       1,065.00          7.03          1,000.00       1,018.40        6.87           1.35
Class R3        1,000.00       1,061.70          9.61          1,000.00       1,015.88        9.40           1.85

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS - 94.9%

               AIR FREIGHT & LOGISTICS - 3.3%
        2,585  Forward Air Corp............................................................  $      123,744
                                                                                             --------------
               BANKS - 3.4%
        2,525  Bank of Marin Bancorp.......................................................         126,048
                                                                                             --------------
               CAPITAL MARKETS - 3.1%
       10,640  PennantPark Investment Corp. (a)............................................         115,763
                                                                                             --------------
               CHEMICALS - 6.1%
        3,125  Rayonier Advanced Materials, Inc............................................          89,156
        5,300  Taminco Corp. (b)...........................................................         137,217
                                                                                             --------------
                                                                                                    226,373
                                                                                             --------------
               COMMERCIAL SERVICES & SUPPLIES - 3.6%
        5,420  Ritchie Bros. Auctioneers, Inc..............................................         132,194
                                                                                             --------------
               ELECTRICAL EQUIPMENT - 6.2%
        3,070  Franklin Electric Co., Inc..................................................         114,634
        4,687  Thermon Group Holdings, Inc. (b)............................................         114,222
                                                                                             --------------
                                                                                                    228,856
                                                                                             --------------
               ENERGY EQUIPMENT & SERVICES - 2.5%
        4,755  C&J Energy Services, Inc. (b)...............................................          91,819
                                                                                             --------------
               FOOD PRODUCTS - 3.6%
        4,541  Snyder's-Lance, Inc.........................................................         135,276
                                                                                             --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
        3,515  Haemonetics Corp. (b).......................................................         132,586
        2,500  West Pharmaceutical Services, Inc...........................................         128,125
                                                                                             --------------
                                                                                                    260,711
                                                                                             --------------
               HEALTH CARE PROVIDERS & SERVICES - 7.4%
        2,790  Patterson Cos., Inc.........................................................         120,277
        3,395  VCA, Inc. (b)...............................................................         154,710
                                                                                             --------------
                                                                                                    274,987
                                                                                             --------------
               HOTELS, RESTAURANTS & LEISURE - 3.3%
        9,703  Potbelly Corp. (b)..........................................................         123,810
                                                                                             --------------
               INDUSTRIAL CONGLOMERATES - 1.0%
        1,510  Raven Industries, Inc.......................................................          38,279
                                                                                             --------------
               INSURANCE - 10.4%
        3,945  Brown & Brown, Inc..........................................................         125,688
        7,845  OneBeacon Insurance Group Ltd., Class A.....................................         124,971
        2,699  RLI Corp....................................................................         133,843
                                                                                             --------------
                                                                                                    384,502
                                                                                             --------------
               LIFE SCIENCES TOOLS & SERVICES - 3.3%
        1,365  Techne Corp.................................................................         124,283
                                                                                             --------------
               MACHINERY - 10.7%
        1,240  Douglas Dynamics, Inc.......................................................          25,705
        1,465  Graco, Inc..................................................................         115,003
        4,117  John Bean Technologies Corp.................................................         123,386
        4,154  Mueller Industries, Inc.....................................................         134,839
                                                                                             --------------
                                                                                                    398,933
                                                                                             --------------



                        See Notes to Financial Statements                 Page 7

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               MEDIA - 3.2%
        1,714  Morningstar, Inc............................................................  $      116,981
                                                                                             --------------
               PROFESSIONAL SERVICES - 3.4%
        1,559  Exponent, Inc...............................................................         124,439
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 3.0%
        6,150  Gladstone Commercial Corp...................................................         111,315
                                                                                             --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
        4,213  RE/MAX Holdings, Inc., Class A..............................................         134,816
                                                                                             --------------
               ROAD & RAIL - 3.6%
        1,806  Landstar System, Inc........................................................         133,662
                                                                                             --------------
               TEXTILES, APPAREL & LUXURY GOODS - 3.2%
        6,300  Culp, Inc...................................................................         119,511
                                                                                             --------------

               Total Investments - 94.9%...................................................       3,526,302
               (Cost $3,032,865) (c)
               Net Other Assets and Liabilities - 5.1%.....................................         188,506
                                                                                             --------------
               Net Assets - 100.0%.........................................................  $    3,714,808
                                                                                             ==============

-----------------------------

(a)   Business Development Company.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,032,865. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $551,211 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $57,774.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Common Stocks*.....................................    $   3,526,302   $   3,526,302     $       --      $       --
                                                       =============   =============     ==========      ==========

*See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


Page 8                  See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
   (Cost $3,032,865)...........................................................................      $  3,526,302
Cash...........................................................................................           244,482
Prepaid expenses...............................................................................             8,501
Receivables:
   From Investment Advisor.....................................................................            18,693
   Dividends...................................................................................             1,667
                                                                                                     ------------
      Total Assets.............................................................................         3,799,645
                                                                                                     ------------
LIABILITIES:
Payables:
   Audit and tax fees..........................................................................            32,799
   Administrative fees.........................................................................            17,629
   Printing fees...............................................................................            10,470
   Transfer agent fees.........................................................................             7,610
   Fund shares repurchased.....................................................................             6,000
   Legal fees..................................................................................             3,909
   12b-1 distribution and service fees.........................................................             1,843
   Trustees' fees and expenses.................................................................             1,354
   Custodian fees..............................................................................             1,133
   Commitment fees.............................................................................             1,112
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               207
                                                                                                     ------------
   Total Liabilities...........................................................................            84,837
                                                                                                     ------------
NET ASSETS.....................................................................................      $  3,714,808
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $  2,960,684
Par value......................................................................................             1,364
Accumulated net investment income (loss).......................................................                --
Accumulated net realized gain (loss) on investments............................................           259,323
Net unrealized appreciation (depreciation) on investments......................................           493,437
                                                                                                     ------------
NET ASSETS.....................................................................................      $  3,714,808
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   (Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)
CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $1,144,073 and
   40,823 shares of beneficial interest issued and outstanding)................................      $      28.03
Maximum sales charge (5.50% of offering price).................................................              1.63
                                                                                                     ------------
Maximum offering price to public...............................................................      $      29.66
                                                                                                     ============
CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $1,977,064 and
   74,774 shares of beneficial interest issued and outstanding)................................      $      26.44
                                                                                                     ============
CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $592,319 and
   20,769 shares of beneficial interest issued and outstanding)................................      $      28.52
                                                                                                     ============
CLASS R3 SHARES:
Net asset value and redemption price per share (Based on net assets of $1,352 and 50 shares
   of beneficial interest issued and outstanding)..............................................      $      27.17
                                                                                                     ============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $431).............................................      $     60,562
Interest.......................................................................................                67
Other..........................................................................................                11
                                                                                                     ------------
   Total investment income.....................................................................            60,640
                                                                                                     ------------
EXPENSES:
Transfer agent fees............................................................................            82,078
Administrative fees............................................................................            61,149
Registration fees..............................................................................            53,119
Investment advisory fees.......................................................................            37,591
Audit and tax fees.............................................................................            34,545
12b-1 distribution and/or service fees:
   Class A.....................................................................................             3,133
   Class C.....................................................................................            20,565
   Class R3....................................................................................                 7
Printing fees..................................................................................            18,513
Trustees' fees and expenses....................................................................            16,083
Commitment fees................................................................................             9,329
Financial reporting fees.......................................................................             9,250
Legal fees.....................................................................................             3,134
Custodian fees.................................................................................             2,562
Listing expense................................................................................             2,000
Other..........................................................................................             5,301
                                                                                                     ------------
   Total expenses..............................................................................           358,359
   Fees waived and expenses reimbursed by the investment advisor...............................          (283,909)
                                                                                                     ------------
Net expenses...................................................................................            74,450
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................           (13,810)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           282,669
   Net change in unrealized appreciation (depreciation) on investments.........................            49,701
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           332,370
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $    318,560
                                                                                                     ============


Page 10                 See Notes to Financial Statements




FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR               YEAR
                                                                                       ENDED              ENDED
                                                                                    10/31/2014         10/31/2013
                                                                                   ------------      ------------
OPERATIONS:
Net investment income (loss)...................................................    $    (13,810)     $    (18,185)
Net realized gain (loss).......................................................         282,669           170,521
Net change in unrealized appreciation (depreciation)...........................          49,701           379,609
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from operations................         318,560           531,945
                                                                                   ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares.................................................................              --            (7,587)
Class C Shares.................................................................              --            (4,443)
Class I Shares.................................................................              --            (1,775)
Class R3 Shares................................................................              --               (11)
                                                                                   ------------      ------------
                                                                                             --           (13,816)
                                                                                   ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................         (55,654)           (2,739)
Class C Shares.................................................................         (88,218)           (3,897)
Class I Shares.................................................................         (11,590)             (530)
Class R3 Shares................................................................             (56)               (5)
                                                                                   ------------      ------------
                                                                                       (155,518)           (7,171)
                                                                                   ------------      ------------
Total distributions to shareholders............................................        (155,518)          (20,987)
                                                                                   ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold......................................................         791,907         1,740,872
Proceeds from shares reinvested................................................         133,876            14,134
Cost of shares redeemed........................................................        (894,811)         (153,244)
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions......          30,972         1,601,762
                                                                                   ------------      ------------
Total increase (decrease) in net assets........................................         194,014         2,112,720
NET ASSETS:
Beginning of period............................................................       3,520,794         1,408,074
                                                                                   ------------      ------------
End of period..................................................................    $  3,714,808      $  3,520,794
                                                                                   ============      ============
Accumulated net investment income (loss) at end of period......................    $         --      $     (9,707)
                                                                                   ============      ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS A SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period.............   $    26.77      $    21.58       $    19.54       $    20.10
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................         0.00 (e)        0.10             0.23             0.03
Net realized and unrealized gain (loss)..........         2.39            5.46             1.85            (0.59)
                                                    ----------      ----------       ----------       ----------
Total from investment operations.................         2.39            5.56             2.08            (0.56)
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................           --           (0.27)           (0.04)              --
Net realized gain................................        (1.13)          (0.10)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions..............................        (1.13)          (0.37)           (0.04)              --
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period...................   $    28.03      $    26.77       $    21.58       $    19.54
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (c).................................         9.23%          26.16%           10.61%           (2.79)%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $    1,144      $    1,288       $      651       $      218
Ratio of total expenses to average net assets ...         8.65%          11.29%           23.94%           60.42% (d)
Ratio of net expenses to average net assets .....         1.60%           1.60%            1.60%            1.60% (d)
Ratio of net investment income (loss) to average
   net assets....................................         0.00% (f)       0.42%            1.10%            0.26% (d)
Portfolio turnover rate..........................           39%             31%              11%              21%

(a)   Class A Shares commenced operations on February 24, 2011.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.

(e)   Amount is less than $0.01

(f)   Amount is less than 0.01%


Page 12                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS C SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period.............      $ 25.51         $ 20.59          $ 18.81          $ 20.10
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................        (0.19)          (0.10)            0.05            (0.07)
Net realized and unrealized gain (loss)..........         2.25            5.23             1.73            (1.22)
                                                    ----------      ----------       ----------       ----------
Total from investment operations.................         2.06            5.13             1.78            (1.29)
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................           --           (0.11)              --               --
Net realized gain................................        (1.13)          (0.10)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions..............................        (1.13)          (0.21)              --               --
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period...................   $    26.44      $    25.51       $    20.59       $    18.81
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (c).................................         8.36%          25.11%            9.46%           (6.42)%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............      $ 1,977      $    1,956            $ 615       $        8
Ratio of total expenses to average net assets ...         8.81%          10.45%           26.69%           98.09% (d)
Ratio of net expenses to average net assets .....         2.35%           2.35%            2.35%            2.35% (d)
Ratio of net investment income (loss) to average
   net assets....................................        (0.73)%         (0.43)%           0.25%           (0.54)% (d)
Portfolio turnover rate..........................           39%             31%              11%              21%

(a)   Class C Shares commenced operations on March 2, 2011.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS I SHARES                                      10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period.............   $    27.15      $    21.81       $    19.58       $    20.00
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................         0.08            0.16             0.26             0.07
Net realized and unrealized gain (loss)..........         2.42            5.60             2.05            (0.49)
                                                    ----------      ----------       ----------       ----------
Total from investment operations.................         2.50            5.76             2.31            (0.42)
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................           --           (0.32)           (0.08)              --
Net realized gains...............................        (1.13)          (0.10)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions..............................        (1.13)          (0.42)           (0.08)              --
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period...................   $    28.52      $    27.15       $    21.81       $    19.58
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (c).................................         9.51%          26.85%           11.85%           (2.10)%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $      592      $      276       $      141       $      164
Ratio of total expenses to average net assets ...        11.05%          17.52%           41.80%          103.62% (d)
Ratio of net expenses to average net assets .....         1.35%           1.35%            1.35%            1.35% (d)
Ratio of net investment income (loss) to average
   net assets....................................         0.28%           0.66%            1.28%            0.43% (d)
Portfolio turnover rate..........................           39%             31%              11%              21%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.


Page 14                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR             YEAR            PERIOD
                                                      ENDED           ENDED            ENDED            ENDED
CLASS R3 SHARES                                     10/31/2014      10/31/2013       10/31/2012     10/31/2011 (a)
                                                   ------------    ------------     ------------    --------------
Net asset value, beginning of period.............   $    26.08      $    21.04       $    19.03       $    20.10
                                                    ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................        (0.06)           0.06             0.15            (0.04)
Net realized and unrealized gain (loss)..........         2.28            5.29             1.86            (1.03)
                                                    ----------      ----------       ----------       ----------
Total from investment operations.................         2.22            5.35             2.01            (1.07)
                                                    ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................           --           (0.21)              --               --
Net realized gain................................        (1.13)          (0.10)              --               --
                                                    ----------      ----------       ----------       ----------
Total distributions..............................        (1.13)          (0.31)              --               --
                                                    ----------      ----------       ----------       ----------
Net asset value, end of period...................   $    27.17      $    26.08       $    21.04       $    19.03
                                                    ==========      ==========       ==========       ==========
TOTAL RETURN (c).................................         8.81%          25.75%           10.56%           (5.32)%
                                                    ==========      ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $        1      $        1       $        1       $        1
Ratio of total expenses to average net assets ...     1,481.17%       1,640.13%        2,717.44%          297.34% (d)
Ratio of net expenses to average net assets .....         1.85%           1.85%            1.88%            2.10% (d)
Ratio of net investment income (loss) to average
   net assets....................................        (0.24)%          0.24%            0.75%          (0.32)% (d)
Portfolio turnover rate..........................           39%             31%              11%              21%

(a) Class R3 Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011 and 0.75% prior to December 15, 2011 and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers four classes of shares: Class A, Class C, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations at the time of investment that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2014

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold shares of business development companies ("BDCs"). The tax character of distributions received from these securities may vary when reported by the issuer after its tax reporting period concludes.

The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended October 31, 2014, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $23,517 and a decrease in accumulated net realized gain (loss) on investments of $23,517. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2014

The tax character of distributions paid during the fiscal year ended October 31, 2014 and 2013 was as follows:

Distributions paid from:                             2014              2013
Ordinary income...............................   $     42,149      $     15,424
Capital gain..................................        113,369             5,563
Return of capital.............................             --                --

As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.................   $     99,019
Undistributed capital gains...................        160,304
                                                 ------------
Total undistributed earnings..................        259,323
Accumulated capital and other losses..........             --
Net unrealized appreciation (depreciation)....        493,437
                                                 ------------
Total accumulated earnings (losses)...........        752,760
Other.........................................             --
Paid-in capital...............................      2,962,048
                                                 ------------
Net assets....................................   $  3,714,808
                                                 ============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor is entitled to receive a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Confluence have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2016 and then will not exceed 1.70% from March 1, 2016 to February 28, 2025 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Confluence are subject to recovery by First Trust and Confluence up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2014

was borne or the fee was waived by First Trust and Confluence. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2014 and the expenses borne by First Trust and Confluence subject to recovery were as follows:

                                                       EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------------------------
                                     YEAR ENDED       YEAR ENDED         YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2012             2013               2014             TOTAL
------------      ------------      ------------      ------------      ------------      ------------
 $   37,591        $  246,318        $  273,946        $  236,557        $ 283,909         $ 794,412

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2014                  OCTOBER 31, 2013

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                        11,125    $     296,008           22,009    $     552,388
     Class C                         7,955          200,103           46,487        1,044,546
     Class I                       11,0912           95,796            6,014          143,938
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                       30,171     $     791,907           74,510    $   1,740,872
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                         1,560    $      40,885              258    $       5,651
     Class C                         3,327           82,837              358            7,523
     Class I                           381           10,154               44              960
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:         5,268    $     133,876              660    $      14,134
                                ==========    =============       ==========    =============

Redemptions:
     Class A                       (19,967)   $    (534,713)          (4,340)   $     (96,585)
     Class C                       (13,160)        (336,696)             (59)          (1,401)
     Class I                          (865)         (23,402)          (2,357)         (55,258)
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Redemptions:                 (33,992)   $    (894,811)          (6,756)   $    (153,244)
                                ==========    =============       ==========    =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2014


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2014, were $1,434,060 and $1,377,808, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia, which First Trust allocated amongst the funds that had access to the Line of Credit. To the extent that the Fund accessed the Line of Credit, there would also be an interest fee charged.

The Line of Credit terminated on April 25, 2014. Effective April 25, 2014, the Trust, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV entered into an $80 million Credit Agreement with Scotia as administrative agent for a group of lenders. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans is charged by Scotia, which First Trust allocates amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2014.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00% and 0.50% of their average daily net assets each year for Class A, Class C and Class R3, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Confluence Small Cap Value Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Confluence Small Cap Value Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 44.90% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2014. 42.08% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2014, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

MARKET CAPITALIZATION RISK: The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

SMALL CAP RISK: The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies may be less liquid than those of larger companies.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the portfolio manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

REAL ESTATE INVESTMENT RISK: The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


REIT RISK: REITs are subject to risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

BDC RISK: The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs included in the Fund may employ the use of leverage in its portfolio through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

INDUSTRIALS AND PRODUCER DURABLES SECTOR RISK: The Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor"), at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and to the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


investment objective and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. At the meeting, the Board received a presentation from representatives of the Sub Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Sub-Advisor's representatives also discussed the Fund's relative underperformance over recent periods, noting that the market environment favored growth and momentum investors as opposed to long-term value-oriented investors like the Sub-Advisor. The Sub-Advisor's representatives noted the Fund's positive absolute performance over the same periods. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds that have investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) most of the peer funds are larger than the Fund, some significantly so, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds and (ii) most peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was equal to the median of the Lipper peer group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2016 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.35% of a class' average daily net assets, and from March 1, 2016 through February 28, 2025 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.70% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fees were waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by Lipper comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2013 to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 31, 2014. Based on the information presented, the Board noted that the Fund's performance was below the median of the Lipper peer universe for the one-year and since-inception periods ended December 31, 2013, and considered the Advisor's and the Sub-Advisor's explanations for that performance.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 fees and that First Trust also is compensated for providing fund reporting services to the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


The Board noted the Sub-Advisor did not identify any economies of scale in providing services to the Fund at current asset levels but indicated that some economies of scale may exist at larger asset levels. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered the Sub-Advisor's statement that it had negative net fees in sub-advising the Fund in 2013 as a result of fee waivers and expense reimbursements, but that the Sub-Advisor's representatives stated at the meeting that the Sub-Advisor is committed to serving as Sub-Advisor to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including the Sub-Advisor's statement that it benefits from greater exposure to small cap value companies. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements for the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        111        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         111        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 111        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             111        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         111        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                         o Since Trust Inception   BondWave LLC (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy  General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011

                                                     o Assistant Secretary
                                                       since Trust Inception

-------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust Short Duration
        High Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 21
Statement of Operations...................................................... 22
Statements of Changes in Net Assets.......................................... 23
Financial Highlights......................................................... 24
Notes to Financial Statements................................................ 27
Report of Independent Registered Public Accounting Firm...................... 33
Additional Information....................................................... 34
Board of Trustees and Officers............................................... 38
Privacy Policy............................................................... 40


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST SHORT DURATION HIGH INCOME FUND ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Short Duration High Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2014 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST SHORT DURATION HIGH                 NET ASSET
   INCOME FUND                                 VALUE (NAV)
-----------------------------------------------------------
Class A (FDHAX)                                  $20.54
Class C (FDHCX)                                  $20.52
Class I (FDHIX)                                  $20.54
-----------------------------------------------------------


-----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY(1)                              INVESTMENTS
-----------------------------------------------------------
BBB-                                               0.9%
BB+                                                4.2
BB                                                 9.8
BB-                                               12.2
B+                                                22.2
B                                                 23.8
B-                                                15.1
CCC+                                               8.6
CCC                                                1.7
NR                                                 0.4
Privately rated securities                         1.1
                                                -------
                                        Total    100.0%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN ISSUERS                               INVESTMENTS
-----------------------------------------------------------
BMC Software                                       2.4%
Dell International                                 2.3
CHS/Community Health Systems, Inc.                 2.3
Caesars Growth Partners, LLC                       2.2
Charter Communications                             2.1
Portillo Restaurant Group                          1.8
InVentiv Health, Inc.                              1.8
Burger King Corp.                                  1.6
Numericable                                        1.5
Sprint Corp.                                       1.5
                                                -------
                                        Total     19.5%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Hotels, Restaurants & Leisure                     13.2%
Media                                             11.5
Health Care Providers & Services                   8.0
Diversified Telecommunication Services             5.2
Life Sciences Tools & Services                     4.9
Software                                           4.7
Food Products                                      4.7
Pharmaceuticals                                    4.3
Oil, Gas & Consumable Fuels                        3.3
Food & Staples Retailing                           3.3
Wireless Telecommunication Services                2.4
Technology Hardware, Storage & Peripherals         2.3
Auto Components                                    2.2
Diversified Financial Services                     2.1
Chemicals                                          2.1
Commercial Services & Supplies                     2.0
Health Care Equipment & Supplies                   1.9
Insurance                                          1.7
Specialty Retail                                   1.7
Consumer Finance                                   1.6
Semiconductors & Semiconductor Equipment           1.6
Containers & Packaging                             1.5
Diversified Consumer Services                      1.5
Real Estate Management & Development               1.4
Health Care Technology                             1.3
Professional Services                              1.2
Building Products                                  1.0
Independent Power and Renewable Electricity
   Producers                                       1.0
IT Services                                        0.9
Aerospace & Defense                                0.9
Real Estate Investment Trusts                      0.8
Trading Companies & Distributors                   0.7
Road & Rail                                        0.5
Machinery                                          0.5
Electronic Equipment & Instruments                 0.4
Diversified Business Services                      0.4
Industrial Conglomerates                           0.4
Electric Utilities                                 0.4
Personal Products                                  0.2
Energy Equipment & Services                        0.2
Communications Equipment                           0.1
                                                -------
                                        Total    100.0%
                                                =======


--------------------------------------------------------------------------------
                                               CLASS         CLASS        CLASS
DIVIDEND DISTRIBUTIONS                       A SHARES      C SHARES     I SHARES
--------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)   $0.0587        $0.0459     $0.0630
Current Distribution Rate on NAV (3)          3.43%          2.68%       3.68%


(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2014. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2014. Subject to change in the future.

NR    Not Rated

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2014 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Index(a) from 11/1/2012 through 10/31/2014.

           First Trust Short                         Bank of America
             Duration High                       Merrill Lynch U.S. High           S&P/LSTA
             Income Fund -         Blended           Yield Master II            Leveraged Loan
            Class I Shares      Benchmark (a)   Constrained Index ("HUC0")     Index ("SPBDAL")

11/1/12        $10,000            $10,000               $10,000                   $10,000
4/30/13         10,613             10,548                10,713                    10,384
10/31/13        10,811             10,705                10,869                    10,542
4/30/14         11,037             11,082                11,386                    10,783
10/31/14        11,178             11,198                11,504                    10,896

(a) The Blended Index return is a 50/50 split between the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and the S&P/LSTA Leveraged Loan Index returns.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------
                                A SHARES               C SHARES               I SHARES          BLENDED
                           Inception 11/1/2012    Inception 11/1/2012     Inception 11/1/2012    INDEX*      HUC0*    SPBDAL*
-----------------------------------------------------------------------------------------------------------------------------
                                                              W/MAX
                                                              1.00%
                                       W/MAX                CONTINGENT
                             W/O       3.50%        W/O      DEFERRED             W/O              W/O        W/O       W/O
AVERAGE                     SALES      SALES       SALES      SALES              SALES            SALES      SALES     SALES
ANNUAL TOTAL RETURNS       CHARGES     CHARGE     CHARGES     CHARGE            CHARGES          CHARGES    CHARGES   CHARGES

1 Year                     3.14%      -0.47%      2.38%       1.39%              3.40%           4.61%       5.85%     3.36%
Since Inception            5.49%       3.61%      4.69%       4.69%              5.74%           5.84%       7.27%     4.39%

30-Day SEC Yield(1)              3.96%                   3.42%                   4.43%            N/A         N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------

* Since inception return is based on inception date of the Fund.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of up to 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                               INVESTMENT MANAGER

The First Trust Leveraged Finance Team is comprised of twelve experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2014, the First Trust Leveraged Finance Team managed or supervised approximately $1.33 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST SHORT DURATION HIGH INCOME FUND

The primary investment objective of First Trust Short Duration High Income Fund (the "Fund") is to seek to provide a high level of current income. The Fund's secondary objective is capital appreciation.

MARKET RECAP

The 12 months covered by this report were generally strong for the senior loan and high yield market despite the volatility at the end of the period in late September and early October. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was driven largely by geopolitical headlines, including Russia/Ukraine, Gaza, Banco Espirito Santo bailout, Argentine default, etc. More importantly for fixed-income investors, with the Federal Reserve's (the "Fed") unprecedented stimulus program now complete, investor attention has begun to shift toward 2015 and the timing of the first interest rate increase. Interest rates have indeed been volatile over the past year, as evidenced by the fact that after setting a 12-month high on December 31, 2013 at 3.03%, 10-year Treasury yields touched 2.34% just before the end of August, exceeded 2.60% in September, were below 2.00% intra-day in a volatile October market and closed October at 2.34%.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 3.36% for the 12-month period ended October 31, 2014. Additionally, performance throughout the period was consistently positive with only two months posting negative performance. From a credit-quality perspective, lower-credit rated issues provided the strongest performance for the period. Lower-quality CCC rated issues returned 8.41% in the period, significantly outperforming the returns of higher quality B rated issues at 3.49% and BB rated issues at 2.40%. The average price of loans in the market began the period at $97.90, and after peaking at $99.00 at the end of June, loan prices ended the period close to unchanged at $97.40.

High-Yield Bond Market

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 5.85% for the 12-month period. Contrary to the returns in senior loans, lower quality high-yield bonds underperformed higher quality high-yield bonds in the period. Lower-quality rated issues, CCC and below returned 3.65% in the period, which compares to returns of higher-quality B rated issues at 5.40% and BB rated issues at 7.69%. Average bond prices fell during the period, from $103.70 to $102.40.

Credit Quality/Default Rates

Despite the widely anticipated default of TXU Energy, the largest senior loan debt issuer and a large high-yield bond issuer, defaults remained at or below their long-term average for both asset classes. We believe this is because corporate fundamentals remain healthy as evidenced by the fact that senior loan issuers that file their financial results publicly grew cash flows by approximately 9% year-over-year in the second quarter of 2014 (latest data available), which represents 20 straight quarters of cash flow growth.

FUND PERFORMANCE

The Fund's I share performance since October 31, 2013 was 3.40%, trailing the blended index return of 4.61% (comprised of 50% S&P/LSTA Leveraged Loan Index and 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Index). The primary driver of this underperformance was the Fund's tilt towards senior loans and away from high-yield bonds, in a market environment where high-yield bonds outperformed senior loans. At the end of the period, the Fund's exposure to senior loans was 63.85% and the Fund's exposure to high-yield bonds, while less than the blended index, increased to 36.15% from 22.90% one year ago. Toward the end of the reporting period, high-yield bonds experienced a bout of volatility triggered by technical imbalances in the market. This provided the opportunity to increase the Fund's exposure to high-yield bonds at what we believe are attractive prices. We believe this tactical ability to exploit relative value opportunities in the market as they arise provides a significant benefit of the Fund. While the Fund's underweight position in the lowest credit-quality issues (CCC rated and below) and the tilt toward senior loans relative to the blended index were headwinds to performance for the period, good individual asset selection helped offset some of these headwinds. Moreover, the high-quality tilt served to help reduce volatility throughout the third quarter and into October.

The Fund's monthly distribution payment was reduced over the last 12 months to $0.063 per share. The consequence of strong demand for the senior loan and high-yield asset class has been reduced yields on the Fund's holdings. At the end of the period, the effective yield based on this distribution rate was 3.68% for the Class I shares.

MARKET AND FUND OUTLOOK

Credit markets appear well positioned for the intermediate term, in our opinion. We believe the combination of attractive valuations, a modest default environment, better economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead. We continue to believe that steadily improving economic data will provide the Fed the motivation it requires to begin the process of raising interest rates in the second half of 2015. In the interim, recent volatility in the market has largely been technically induced (supply/demand imbalance). This is in stark contrast to volatility that is fundamentally induced, when company financial performance is showing signs of weakness. We believe that technically induced volatility, which we have experienced in the third quarter, tends to lead to opportunities for patient investors. A healthy dose of volatility typically means that risks are priced more attractively, and price levels may be lower than the fundamentals would warrant.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance for the Fund. Despite the many distractions and market conditions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)


As a shareholder of the First Trust Short Duration High Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE         5/1/2014 -       VALUE          VALUE         5/1/2014 -      EXPENSE
                5/1/2014     10/31/2014     10/31/2014 (a)    5/1/2014      10/31/2014    10/31/2014 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $  1,011.50     $    6.34     $  1,000.00      $  1,018.90     $    6.36         1.25%
Class C         1,000.00       1,007.80         10.12        1,000.00         1,015.12         10.16         2.00
Class I         1,000.00       1,012.80          5.07        1,000.00         1,020.16          5.09         1.00

(a) Expenses are equal to the annualized expense ratios as indicated in the table, multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 59.8%

               AEROSPACE & DEFENSE - 0.1%
$     184,462  DynCorp International, Inc., Term Loan.................     6.25%        07/07/16    $      183,770
                                                                                                    --------------
               AGRICULTURAL PRODUCTS - 0.4%
      690,244  Jimmy Sanders (Pinnacle Operating Corp.),
                  Refinancing Term Loan (First Lien)..................     4.75%        11/15/18           685,068
                                                                                                    --------------
               ALTERNATIVE CARRIERS - 0.1%
      200,000  Level 3 Financing, Inc., Tranche B 2020 Term
                  Loan................................................     4.00%        01/15/20           199,000
                                                                                                    --------------
               APPAREL RETAIL - 0.7%
      399,000  J.C. Penney Corp., Inc., Term Loan.....................     5.00%        06/20/19           389,691
      495,011  Neiman Marcus Group, Inc., The, Other Term Loan........     4.25%        10/25/20           488,204
      399,000  Nine West Holdings, Inc., Initial Loan.................     4.75%        10/08/19           389,524
                                                                                                    --------------
                                                                                                         1,267,419
                                                                                                    --------------
               APPLICATION SOFTWARE - 1.0%
      525,891  Epicor Software Corp., Term B-2 Loan...................     4.00%        05/16/18           520,963
      970,636  Infor (US), Inc., Tranche B-5 Term Loan................     3.75%        06/03/20           956,805
       24,000  Mitchell International, Inc., Initial Term Loan........     4.50%        10/13/20            23,767
      263,569  Triple Point Technologies, Inc., Term Loan.............     5.25%        07/10/20           237,212
                                                                                                    --------------
                                                                                                         1,738,747
                                                                                                    --------------
               AUTO PARTS & EQUIPMENT - 1.6%
       81,420  Affinia Group, Inc., Tranche B-2 Term Loan.............     4.75%        04/27/20            81,217
      598,500  Cooper Standard Holdings (CS Intermediate Holdco 2
                  LLC), Term Loan.....................................     4.00%        04/04/21           591,617
    1,080,000  Gates Global LLC, Initial Dollar Term Loan.............     4.25%        07/03/21         1,066,500
      400,000  Metaldyne Performance Group (MPG Holdco I, Inc.),
                  Term Loan B.........................................     4.50%        10/20/21           400,000
      245,625  Remy International, Inc., Term B Loan 2013.............     4.25%        03/05/20           243,169
      486,362  Tower Automotive Holdings USA LLC, Initial Term
                  Loan (2014).........................................     4.00%        04/23/20           479,524
                                                                                                    --------------
                                                                                                         2,862,027
                                                                                                    --------------
               BROADCASTING - 2.1%
      149,362  Clear Channel Communications, Inc., Tranche D
                  Term Loan...........................................     6.90%        01/30/19           140,797
    1,700,000  Clear Channel Communications, Inc., Tranche E
                  Term Loan...........................................     7.65%        07/30/19         1,632,527
       47,406  Cumulus Media Holdings, Inc., Term Loan................     4.25%        12/23/20            46,852
      667,993  Hubbard Radio LLC, Tranche 1 Term Loan.................     4.50%        04/29/19           663,263
      668,707  NEP/NCP Holdco, Inc., Amendment No. 3
                  Incremental Term Loan (First Lien)..................     4.25%        01/22/20           651,989
       28,571  NEP/NCP Holdco, Inc., Term Loan (Second Lien)..........     9.50%        07/22/20            28,500
       73,253  Tribune Co., Initial Term Loan.........................     4.00%        12/27/20            72,589
      492,500  Univision Communications, Inc., 2013 Incremental
                  Term Loan...........................................     4.00%        03/01/20           487,063
                                                                                                    --------------
                                                                                                         3,723,580
                                                                                                    --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               BUILDING PRODUCTS - 0.4%
$     641,855  Apex Tool Group LLC, Term Loan.........................     4.50%        01/31/20    $      608,157
      167,666  Unifrax Holding Co., New Term Dollar Loan..............     4.25%        11/28/18           165,193
                                                                                                    --------------
                                                                                                           773,350
                                                                                                    --------------
               CABLE & SATELLITE - 1.1%
    2,000,000  Charter Communications Operating LLC, Term G
                  Loan................................................     4.25%        09/10/21         2,012,500
                                                                                                    --------------
               CASINOS & GAMING - 4.3%
      750,000  Amaya Gaming Group, 2nd Lien TL........................     8.00%        07/31/22           756,878
    1,500,000  Amaya Gaming Group, Initial Term B Loan (First
                  Lien)...............................................     5.00%        08/01/21         1,487,190
      994,987  Caesars Entertainment Resort Properties LLC, Term B
                  Loan................................................     7.00%        10/11/20           947,497
    3,337,638  Caesars Growth Partners LLC, Term B Loan (First
                  Lien)...............................................     6.25%        05/08/21         3,145,724
      259,790  CityCenter Holdings LLC, Term B Loan...................     4.25%        10/16/20           257,971
      257,976  ROC Finance LLC, Funded Term B Loan....................     5.00%        06/20/19           246,610
      978,104  Station Casinos, Inc., B Term Loan.....................     4.25%        03/02/20           966,611
                                                                                                    --------------
                                                                                                         7,808,481
                                                                                                    --------------
               COAL & CONSUMABLE FUELS - 0.2%
      393,471  Arch Coal, Inc., Term Loan.............................     6.25%        05/16/18           346,817
                                                                                                    --------------
               COMMUNICATIONS EQUIPMENT - 0.1%
      171,331  Mitel Networks Corp., Term Loan........................     5.25%        01/31/20           171,189
                                                                                                    --------------
               COMPUTER HARDWARE - 2.1%
    3,818,688  Dell, Inc., Term B Loan................................     4.50%        04/29/20         3,822,010
                                                                                                    --------------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.1%
      115,518  Navistar, Inc., Tranche B Term Loan....................     5.75%        08/17/17           115,735
                                                                                                    --------------
               CONSUMER FINANCE - 1.3%
      344,647  Altisource Solutions S.A.R.L., Term B Loan.............     4.50%        12/09/20           306,736
    1,132,750  Ocwen Loan Servicing LLC, Initial Term Loan............     5.00%        02/15/18         1,093,104
    1,081,443  Walter Investment Management Corp., Tranche B
                  Term Loan...........................................     4.75%        12/19/20         1,016,556
                                                                                                    --------------
                                                                                                         2,416,396
                                                                                                    --------------
               DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
    1,122,188  Interactive Data Corp., Term Loan......................     4.75%        05/02/21         1,121,626
      497,500  Sungard Availability Services Capital, Term Loan B.....     6.00%        03/29/19           442,775
                                                                                                    --------------
                                                                                                         1,564,401
                                                                                                    --------------
               DIVERSIFIED SUPPORT SERVICES - 0.6%
    1,020,857  SMG Holdings, Inc., Term Loan..........................     4.50%        02/27/20         1,018,305
                                                                                                    --------------
               ELECTRIC UTILITIES - 0.3%
      100,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                  2014 Term Loan (Non-Extending) (c) (d)..............     4.65%        10/10/14            72,313
      750,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                  2017 Term Loan (Extending) (c) (d)..................     4.65%        10/10/17           545,355
                                                                                                    --------------
                                                                                                           617,668
                                                                                                    --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               ELECTRONIC EQUIPMENT & INSTRUMENT - 0.4%
$     750,000  Zebra Technologies Corp., Initial Term Loan............     4.75%        09/30/21    $      754,687
                                                                                                    --------------
               ENVIRONMENTAL & FACILITIES SERVICES - 0.8%
      750,000  ServiceMaster Co., Initial Term Loan...................     4.25%        07/01/21           742,657
      794,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                  Term Loan (First Lien)..............................     4.75%        01/15/21           786,060
                                                                                                    --------------
                                                                                                         1,528,717
                                                                                                    --------------
               HEALTH CARE EQUIPMENT - 1.0%
      454,670  Carestream Health, Inc. (Onex Carestream Finance
                  L.P.), Term Loan (First Lien 2013)..................     5.00%        06/07/19           454,956
      568,647  DJO Finance LLC (ReAble Therapeutics Finance
                  LLC), New Tranche B Term Loan.......................     4.25%        09/15/17           565,520
      282,396  Ikaria, Inc., Initial Term Loan (First Lien)...........     5.00%        02/12/21           282,325
      543,515  Kinetic Concepts, Inc., Dollar Term E-1 Loan...........     4.00%        05/04/18           538,760
                                                                                                    --------------
                                                                                                         1,841,561
                                                                                                    --------------
               HEALTH CARE FACILITIES - 1.4%
    1,544,000  CHS/Community Health Systems, Inc., 2021 Term D
                  Loan................................................     4.25%        01/25/21         1,544,479
      300,000  Surgery Centers Holdings, Inc., 1st Lien Term
                  Loan................................................     5.25%        07/24/20           299,439
      663,180  Surgical Care Affiliates LLC, Class B Term Loan -
                  Extending...........................................     4.23%        12/29/17           653,232
       49,004  United Surgical Partners International, Inc., New
                  Tranche B Term Loan.................................     4.75%        04/03/19            48,969
                                                                                                    --------------
                                                                                                         2,546,119
                                                                                                    --------------
               HEALTH CARE SERVICES - 2.7%
      355,357  CareCore National LLC, Term Loan.......................     5.50%        03/05/21           351,583
    1,147,125  Curo Health Services Holdings, Inc., Initial Term
                  Loan (First Lien)...................................     5.75%        06/08/20         1,121,315
      936,245  Envision Healthcare Corp. (Emergency Medical
                  Services Corp.), Initial Term Loan..................     4.00%        05/25/18           928,989
      746,241  Gentiva Health Services, Inc., Initial Term B Loan.....     6.50%        10/18/19           746,860
      235,938  Gentiva Health Services, Inc., Initial Term C Loan.....     5.50%        10/18/18           235,275
    1,083,333  Healogics, Inc., Initial Term Loan (First Lien)........     5.25%        07/01/21         1,076,562
      379,113  Heartland Dental Care LLC, Incremental Term Loan.......     5.50%        12/21/18           378,165
                                                                                                    --------------
                                                                                                         4,838,749
                                                                                                    --------------
               HEALTH CARE TECHNOLOGY - 1.2%
      598,500  Connolly Holdings, Inc., Initial Term Loan (First
                  Lien)...............................................     5.00%        05/14/21           594,760
      124,063  Healthport Technologies LLC (CT Technologies
                  Intermediate Holdings, Inc.), Term Loan.............     5.25%        10/04/19           123,752
      400,000  TriZetto Group, Inc.(TZ Merger Sub, Inc.), Term
                  Loan (Second Lien)..................................     8.50%        03/28/19           402,000
    1,041,472  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                  Term Loan B.........................................     4.50%        05/31/19         1,020,642
                                                                                                    --------------
                                                                                                         2,141,154
                                                                                                    --------------
               HOMEFURNISHING RETAIL - 0.6%
    1,083,232  Serta Simmons Holdings LLC, Term Loan B................     4.25%        10/01/19         1,072,128
                                                                                                    --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HOTELS, RESORTS & CRUISE LINES - 1.0%
$     680,920  Extended Stay America (ESH Hospitality, Inc.), Term
                  Loan................................................     5.00%        06/24/19    $      683,051
    1,108,650  La Quinta Intermediate Holdings LLC, Initial Term
                  Loan................................................     4.00%        04/14/21         1,099,648
                                                                                                    --------------
                                                                                                         1,782,699
                                                                                                    --------------
               HYPERMARKETS & SUPER CENTERS - 2.6%
      346,000  Albertsons LLC, Term B-4 Loans.........................     4.50%        08/25/21           346,062
    2,026,667  Albertsons LLC, Term B-4-1 Loans.......................     4.50%        08/25/21         2,027,032
      232,246  BJ's Wholesale Club, Inc., 2013 (November)
                  Replacement Loan (Second Lien)......................     8.50%        03/26/20           232,005
    2,146,070  BJ's Wholesale Club, Inc., New 2013 (November)
                  Replacement Loan (First Lien).......................     4.50%        09/26/19         2,122,699
                                                                                                    --------------
                                                                                                         4,727,798
                                                                                                    --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
      461,538  TPF II LP, Term Loan...................................     5.50%        10/02/21           458,654
                                                                                                    --------------
               INDUSTRIAL CONGLOMERATES - 0.4%
      465,300  Gardner Denver, Inc., Initial Dollar Term Loan.........     4.25%        07/30/20           458,451
      188,545  Hamilton Sundstrand Industrial (Silver II US Holdings
                  LLC), Refinancing Term Loan.........................     4.00%        12/13/19           185,089
                                                                                                    --------------
                                                                                                           643,540
                                                                                                    --------------
               INDUSTRIAL MACHINERY - 0.4%
       53,724  Dematic Holdings (Mirror Bidco Corp.), New
                  Incremental Term Loan...............................     4.25%        12/28/19            53,052
      582,079  Filtration Group Corp., Term Loan (First Lien).........     4.50%        11/20/20           579,751
                                                                                                    --------------
                                                                                                           632,803
                                                                                                    --------------
               INSURANCE BROKERS - 1.5%
      322,400  Amwins Group LLC, New Term Loan (First Lien)...........     5.00%        09/06/19           321,352
      834,479  Confie Seguros Holding II Co., Term B Loan (First
                  Lien)...............................................     5.75%        11/09/18           829,263
      296,250  Cooper Gay Swett & Crawford Ltd., Term Loan
                  (First Lien)........................................     5.00%        04/16/20           266,625
      180,000  Cooper Gay Swett & Crawford Ltd., Term Loan
                  (Second Lien).......................................     8.25%        10/16/20           151,200
    1,067,262  HUB International Ltd., Initial Term Loan (New)........     4.25%        10/02/20         1,052,587
       98,629  USI, Inc. (Compass Investors, Inc.), Initial Term
                  Loan................................................     4.25%        12/27/19            97,519
                                                                                                    --------------
                                                                                                         2,718,546
                                                                                                    --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 1.8%
      492,750  Avaya, Inc., Term B-3 Loan.............................     4.50%       10/26/17            476,529
    1,403,052  Numericable U.S. LLC, Dollar Denominated Tranche
                  B-1 Loan............................................     4.50%       05/21/20          1,405,030
    1,213,831  Numericable U.S. LLC, Dollar Denominated Tranche
                  B-2 Loan............................................     4.50%       05/21/20          1,215,543
      148,192  XO Communications LLC, Initial Term Loan...............     4.25%       03/20/21            146,647
                                                                                                    --------------
                                                                                                         3,243,749
                                                                                                    --------------


Page 10              See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               IT CONSULTING & OTHER SERVICES - 0.0%
$      37,596  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.),
                  Term Loan...........................................     7.00%        12/07/18    $       37,596
                                                                                                    --------------
               LEISURE FACILITIES - 0.4%
      663,333  Planet Fitness Holdings LLC, Term Loan.................     4.75%        03/31/21           663,333
                                                                                                    --------------
               LIFE SCIENCES TOOLS & SERVICES - 3.1%
      641,834  Immucor, Inc., Term B-2 Loan...........................     5.00%        08/19/18           640,429
      300,000  INC Research LLC, Term Loan B..........................     4.75%        11/15/21           298,875
    2,350,317  InVentiv Health, Inc., Term B-4 Loan...................     7.75%        05/15/18         2,318,000
      798,000  Millennium Laboratories LLC, Tranche B Term
                  Loan................................................     5.25%        04/16/21           797,505
    1,080,625  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.        4.75%        06/30/21         1,068,738
      500,000  Sterigenics International (STHI Intermediate Holding
                  Corp.), Initial Term Loan...........................     4.50%        08/06/21           496,875
                                                                                                    --------------
                                                                                                         5,620,422
                                                                                                    --------------
               METAL & GLASS CONTAINERS - 0.7%
      248,750  Ardagh Holdings USA, Inc. (Ardagh Packaging
                  Finance S.A.), New Term Loan........................     4.00%        12/17/19           246,056
      615,385  Berlin Packaging LLC, Initial Term Loan (First
                  Lien)...............................................     4.50%        10/01/21           611,539
      199,500  BWAY Holding Co., Initial Term Loan....................     5.50%        08/14/20           200,248
      300,000  Mauser Holdings GmBH, Initial Dollar Term Loan
                  (First Lien)........................................     4.50%        07/31/21           295,125
                                                                                                    --------------
                                                                                                         1,352,968
                                                                                                    --------------
               MOVIES & ENTERTAINMENT - 1.8%
    2,494,987  Formula One (Alpha Topco Ltd.), Facility B3
                  (USD)...............................................     4.75%        07/30/21         2,474,204
      125,000  Lions Gate Entertainment Corp., Loan...................     5.00%        07/19/20           125,312
      100,000  TWCC Holding Corp., Term Loan (Second Lien)............     7.00%        06/26/20            97,958
      498,750  WME IMG Worldwide, Inc., Term Loan (First
                  Lien)...............................................     5.25%        05/06/21           490,147
                                                                                                    --------------
                                                                                                         3,187,621
                                                                                                    --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.5%
      400,000  American Energy Marcellus Holdings LLC, Initial
                  Loan (First Lien)...................................     5.25%        08/04/20           389,000
      472,222  American Energy Marcellus Holdings LLC, Initial
                  Loan (Second Lien)..................................     8.50%        08/04/21           449,792
                                                                                                    --------------
                                                                                                           838,792
                                                                                                    --------------
               OIL & GAS REFINING & MARKETING - 0.1%
      133,333  CITGO Petroleum Corp., Term B Loan.....................     4.50%        07/29/21           133,056
                                                                                                    --------------
               OTHER DIVERSIFIED FINANCIAL SERVICES - 1.5%
      715,737  American Beacon Advisors, Inc., Initial Term Loan......     4.75%        11/22/19           712,158
    1,000,000  First Data Corp., 2021 New Dollar Term Loan............     4.15%        03/24/21           993,130
      618,750  Guggenheim Partners Investment Management
                  Holdings LLC, Initial Term Loan.....................     4.25%        07/22/20           614,883
      336,946  Moneygram International, Inc., Term Loan...............     4.25%        03/27/20           325,716
                                                                                                    --------------
                                                                                                         2,645,887
                                                                                                    --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               PACKAGED FOODS & MEATS - 3.5%
$     729,285  Blue Buffalo Co. Ltd., Term B-3 Loan...................     3.75%        08/08/19    $      721,992
      969,675  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan
                  B (July 2014).......................................     4.50%        07/09/20           950,892
      397,000  Del Monte Foods, Inc., Initial Loan (First Lien).......     4.25%        02/18/21           372,188
    1,192,295  Ferrara Candy Co. (Candy Intermediate Holdings,
                  Inc.), Initial Term Loan............................     7.50%        06/18/18         1,138,642
    1,000,000  H.J. Heinz Company, Term B-2 Loan......................     3.50%        06/05/20           993,520
    2,111,415  New HB Acquisition LLC, Term B Loan....................     6.75%        04/09/20         2,147,056
                                                                                                    --------------
                                                                                                         6,324,290
                                                                                                    --------------
               PAPER PACKAGING - 0.1%
      148,875  Exopack Holding Corp., Term Loan B.....................     5.25%        05/08/19           149,247
       49,129  Reynolds Group Holdings, Inc., Incremental U.S.
                  Term Loan...........................................     4.00%        12/01/18            48,822
                                                                                                    --------------
                                                                                                           198,069
                                                                                                    --------------
               PERSONAL PRODUCTS - 0.2%
      375,000  Prestige Brands International, Inc., Term B-2 Loan.....     4.50%        09/03/21           375,116
                                                                                                    --------------
               PHARMACEUTICALS - 1.7%
      414,773  Akorn, Inc., Loan......................................     4.50%        04/16/21           412,960
    1,330,000  Catalent Pharma Solutions, Inc., Dollar Term Loan......     4.50%        05/20/21         1,327,234
      460,831  Par Pharmaceutical Cos., Inc., Term B-2 Loan...........     4.00%        09/30/19           453,536
      598,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial
                  Dollar Term Loan....................................     4.25%        03/11/21           582,789
      385,000  Salix Pharmaceuticals Ltd., Term Loan..................     4.25%        01/02/20           384,657
                                                                                                    --------------
                                                                                                         3,161,176
                                                                                                    --------------
               PROPERTY & CASUALTY INSURANCE - 0.6%
      590,977  Cunningham Lindsey U.S., Inc., Initial Term Loan
                  (First Lien)........................................     5.00%        12/10/19           580,635
      600,000  Sedgwick Claims Management Services, Inc., Initial
                  Loan (Second Lien)..................................     6.75%        02/28/22           582,000
                                                                                                    --------------
                                                                                                         1,162,635
                                                                                                    --------------
               PUBLISHING - 0.8%
      348,250  Cengage Learning Acquisitions, Inc., Term Loan.........     7.00%        03/31/20           348,424
    1,243,750  Mergermarket USA, Inc., 2014 Incremental Term
                  Loan................................................     4.50%        02/04/21         1,186,227
                                                                                                    --------------
                                                                                                         1,534,651
                                                                                                    --------------
               REAL ESTATE OPERATING COMPANIES - 0.8%
    1,500,000  ClubCorp Club Operations, Inc., Term Loan B
                  (September 2014)....................................     4.50%        09/24/20         1,484,370
                                                                                                    --------------
               REAL ESTATE SERVICES - 0.1%
      246,264  Realogy Corp., Initial Term B Loan 2014................     3.75%        03/05/20           244,109
                                                                                                    --------------
               RESEARCH & CONSULTING SERVICES - 1.2%
      780,000  Acosta, Inc., Initial Term Loan........................     5.00%        09/26/21           780,195
       14,516  Advantage Sales & Marketing, Inc., Delayed Draw
                  Term Loan (e).......................................     3.25% (f)    07/23/21            14,378
       14,516  Advantage Sales & Marketing, Inc., Delayed Draw
                  Term Loan...........................................     4.25%        07/23/21            14,378


Page 12                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               RESEARCH & CONSULTING SERVICES (CONTINUED)
$     870,968  Advantage Sales & Marketing, Inc., Initial Term Loan
                  (First Lien)........................................     4.25%        07/23/21    $      862,694
      412,554  Information Resources, Inc., Term Loan.................     4.75%        09/30/20           412,554
                                                                                                    --------------
                                                                                                         2,084,199
                                                                                                    --------------
               RESTAURANTS - 3.0%
      330,833  Arby's Restaurant Group (ARG IH Corp.), Term
                  Loan................................................     4.75%        11/15/20           330,006
    1,500,000  Burger King Corp., Term Loan B.........................     4.50%        09/30/21         1,498,470
       50,000  Focus Brands, Inc., Term Loan (Second Lien)............    10.25%        08/21/18            50,127
    1,000,000  Portillo's Holdings, LLC, Second Lien Term Loan........     8.00%        08/15/22           992,500
    2,166,667  Portillo's Holdings, LLC, Term B Loan (First Lien).....     4.75%        08/02/21         2,134,167
      428,571  Red Lobster Management LLC, Initial Term Loan
                  (First Lien)........................................     6.25%        07/28/21           427,500
                                                                                                    --------------
                                                                                                         5,432,770
                                                                                                    --------------
               RETAIL REITS - 0.1%
      200,000  Capital Automotive LLC, Term Loan (Second Lien)........     6.00%        04/30/20           202,000
                                                                                                    --------------
               SECURITY & ALARM SERVICES - 0.1%
       30,250  Garda World Security Corp., Term B Delayed Draw
                  Loan................................................     4.00%        11/08/20            29,431
      118,250  Garda World Security Corp., Term Loan B................     4.00%        11/08/20           115,048
                                                                                                    --------------
                                                                                                           144,479
                                                                                                    --------------
               SEMICONDUCTORS - 1.1%
    1,000,000  Avago Technologies Cayman Ltd., Term Loan..............     3.75%        05/06/21           996,380
      742,514  Freescale Semiconductor, Inc., Tranche B-4 Term
                  Loan................................................     4.25%        02/28/20           731,643
      237,600  Freescale Semiconductor, Inc., Tranche B5 Term
                  Loan................................................     5.00%        01/15/21           237,049
                                                                                                    --------------
                                                                                                         1,965,072
                                                                                                    --------------
               SPECIALIZED CONSUMER SERVICES - 1.0%
    1,520,403  Asurion LLC, Incremental Tranche B-1 Term Loan.........     5.00%        05/24/19         1,520,829
      352,941  Asurion LLC, Term Loan (Second Lien)...................     8.50%        03/03/21           358,324
                                                                                                    --------------
                                                                                                         1,879,153
                                                                                                    --------------
               SPECIALIZED FINANCE - 0.7%
      741,264  Duff & Phelps Corp., Initial Term Loan.................     4.50%        04/23/20           732,925
      514,438  FLY Leasing Limited (Fly Funding II S.A.R.L),
                  Loan................................................     4.50%        08/09/19           513,795
                                                                                                    --------------
                                                                                                         1,246,720
                                                                                                    --------------
               SPECIALTY CHEMICALS - 0.8%
       61,648  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                  Tranche B-1 Term Loan...............................     4.50%        10/03/19            61,186
       31,986  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                  Tranche B-2 Term Loan...............................     4.50%        10/03/19            31,746
      378,795  Axalta Coating Systems U.S. Holdings, Inc.,
                  Refinanced Term B Loan..............................     3.75%        02/01/20           372,405
      400,000  Emerald Performance Materials LLC, Initial Term
                  Loan (First Lien)...................................     4.50%        08/01/21           393,332
      395,625  NuSil Technology LLC, Term Loan........................     5.25%        04/07/17           389,568


                        See Notes to Financial Statements                Page 13

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               SPECIALTY CHEMICALS (CONTINUED)
$     284,493  Polymer Group, Inc., Initial Loan......................     5.25%        12/19/19    $      284,493
                                                                                                    --------------
                                                                                                         1,532,730
                                                                                                    --------------
               SPECIALTY STORES - 0.3%
      223,214  Toys "R" US-Delaware, Inc., Canadian FILO TL...........     8.25%        10/24/19           219,308
      276,786  Toys "R" US-Delaware, Inc., FILO Term Loan.............     8.25%        10/24/19           271,942
                                                                                                    --------------
                                                                                                           491,250
                                                                                                    --------------
               SYSTEMS SOFTWARE - 2.0%
      192,097  Applied Systems, Inc., Initial Term Loan (First
                  Lien)...............................................     4.25%        01/25/21           189,936
      225,000  Applied Systems, Inc., Initial Term Loan (Second
                  Lien)...............................................     7.50%        01/23/22           223,407
    3,266,126  BMC Software Finance, Inc., Initial US Term
                  Loan................................................     5.00%        09/10/20         3,228,369
                                                                                                    --------------
                                                                                                         3,641,712
                                                                                                    --------------
               TRUCKING - 0.1%
      147,750  SIRVA Worldwide, Inc., Loan............................     7.50%        03/27/19           149,228
                                                                                                    --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                  Networks, Inc.), Term Loan (Second Lien)............     8.00%        04/12/21            78,338
                                                                                                    --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                               108,069,109
               (Cost $109,244,728)                                                                  --------------

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES - 28.2%

                  AEROSPACE & DEFENSE - 0.9%
    1,500,000  DigitalGlobe, Inc. (g).................................     5.25%        02/01/21         1,466,250
      100,000  GenCorp, Inc...........................................     7.13%        03/15/21           106,750
                                                                                                    --------------
                                                                                                         1,573,000
                                                                                                    --------------
               AGRICULTURAL PRODUCTS - 0.2%
      250,000  Darling Ingredients, Inc...............................     5.38%        01/15/22           251,563
      125,000  Pinnacle Operating Corp. (g)...........................     9.00%        11/15/20           135,000
                                                                                                    --------------
                                                                                                           386,563
                                                                                                    --------------
               ALTERNATIVE CARRIERS - 0.8%
    1,500,000  Level 3 Escrow II, Inc. (g)............................     5.38%        08/15/22         1,530,000
                                                                                                    --------------
               APPLICATION SOFTWARE - 1.0%
      100,000  ACI Worldwide, Inc. (g)................................     6.38%        08/15/20           104,500
       62,000  Audatex North America, Inc. (g)........................     6.00%        06/15/21            65,875
       63,000  Audatex North America, Inc. (g)........................     6.13%        11/01/23            67,095
    1,500,000  Infor Software Parent LLC/Infor Software Parent,
                  Inc. (g) (h)........................................     7.13%        05/01/21         1,526,250
                                                                                                    --------------
                                                                                                         1,763,720
                                                                                                    --------------
               AUTO PARTS & EQUIPMENT - 0.4%
      250,000  American Axle & Manufacturing, Inc.....................     6.25%        03/15/21           263,750
      250,000  Dana Holding Corp......................................     5.38%        09/15/21           261,250


Page 14                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               AUTO PARTS & EQUIPMENT (CONTINUED)
$     250,000  MPG Holdco I, Inc. (g).................................     7.38%        10/15/22    $      263,750
                                                                                                    --------------
                                                                                                           788,750
                                                                                                    --------------
               BROADCASTING - 2.3%
    1,200,000  Gannett Co., Inc. (g)..................................     4.88%        09/15/21         1,212,000
      500,000  Gray Television, Inc...................................     7.50%        10/01/20           525,625
      375,000  Media General Financing Sub, Inc. (g)..................     5.88%        11/15/22           378,750
      188,000  Nexstar Broadcasting, Inc..............................     6.88%        11/15/20           195,990
      250,000  Sinclair Television Group, Inc.........................     6.38%        11/01/21           261,875
      500,000  Sinclair Television Group, Inc.........................     6.13%        10/01/22           520,000
    1,000,000  Sinclair Television Group, Inc. (g)....................     5.63%        08/01/24           992,500
                                                                                                    --------------
                                                                                                         4,086,740
                                                                                                    --------------
               BUILDING PRODUCTS - 0.5%
      250,000  Allegion US Holding Co., Inc...........................     5.75%        10/01/21           263,125
      125,000  American Builders & Contractors Supply Co.,
                  Inc. (g)............................................     5.63%        04/15/21           126,875
      100,000  Apex Tool Group LLC (g)................................     7.00%        02/01/21            90,500
      500,000  Hillman Group (The), Inc. (g)..........................     6.38%        07/15/22           488,750
                                                                                                    --------------
                                                                                                           969,250
                                                                                                    --------------
               CABLE & SATELLITE - 2.0%
    1,500,000  CCOH Safari LLC........................................     5.75%        12/01/24         1,512,187
    1,000,000  Cequel Communications Holdings I LLC/Cequel
                  Capital Corp. (g)...................................     6.38%        09/15/20         1,047,500
    1,000,000  Cequel Communications Holdings I LLC/Cequel
                  Capital Corp. (g)...................................     5.13%        12/15/21           981,250
                                                                                                    --------------
                                                                                                         3,540,937
                                                                                                    --------------
               CASINOS & GAMING - 1.8%
      550,000  Caesars Growth Properties Holdings LLC/Caesars
                  Growth Properties Finance, Inc. (g).................     9.38%        05/01/22           513,562
       50,000  MGM Resorts International..............................     8.63%        02/01/19            58,125
    1,850,000  MGM Resorts International..............................     7.75%        03/15/22         2,136,750
      500,000  Station Casinos LLC....................................     7.50%        03/01/21           525,000
                                                                                                    --------------
                                                                                                         3,233,437
                                                                                                    --------------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.0%
       50,000  Oshkosh Corp...........................................     5.38%        03/01/22            51,250
                                                                                                    --------------
               CONSUMER FINANCE - 0.2%
      125,000  Nationstar Mortgage LLC/Nationstar Capital Corp........     6.50%        08/01/18           123,125
      250,000  Ocwen Financial Corp. (g)..............................     6.63%        05/15/19           236,250
                                                                                                    --------------
                                                                                                           359,375
                                                                                                    --------------
               DIVERSIFIED REAL ESTATE ACTIVITIES - 0.4%
      700,000  Taylor Morrison Communities, Inc./Monarch
                  Communities, Inc. (g)...............................     5.25%        04/15/21           708,491
                                                                                                    --------------
               FOOD DISTRIBUTORS - 0.5%
      500,000  C&S Group Enterprises LLC (g)..........................     5.38%        07/15/22           501,250
      312,000  KeHE Distributors LLC/KeHE Finance Corp. (g)...........     7.63%        08/15/21           332,280
                                                                                                    --------------
                                                                                                           833,530
                                                                                                    --------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               HEALTH CARE EQUIPMENT - 1.0%
$     333,000  Alere, Inc.............................................     6.50%        06/15/20    $      345,487
      400,000  Kinetic Concepts, Inc./KCI USA, Inc....................    10.50%        11/01/18           442,000
    1,000,000  Kinetic Concepts, Inc./KCI USA, Inc....................    12.50%        11/01/19         1,107,500
                                                                                                    --------------
                                                                                                         1,894,987
                                                                                                    --------------
               HEALTH CARE FACILITIES - 3.2%
      600,000  Amsurg Corp. (g).......................................     5.63%        07/15/22           624,675
    2,100,000  CHS/Community Health Systems, Inc. (g).................     6.88%        02/01/22         2,270,625
      500,000  HCA Holdings, Inc......................................     6.25%        02/15/21           539,375
      500,000  Kindred Healthcare, Inc. (g)...........................     6.38%        04/15/22           495,000
    1,000,000  Select Medical Corp....................................     6.38%        06/01/21         1,027,500
      500,000  Tenet Healthcare Corp..................................     6.00%        10/01/20           538,750
      250,000  Vantage Oncology LLC/Vantage Oncology Finance
                  Co. (g).............................................     9.50%        06/15/17           232,500
                                                                                                    --------------
                                                                                                         5,728,425
                                                                                                    --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
      650,000  Dynegy Finance I, Inc./Dynegy Finance II, Inc. (g).....     7.63%        11/01/24           689,813
      500,000  NRG Energy, Inc. (g)...................................     6.25%        07/15/22           525,000
                                                                                                    --------------
                                                                                                         1,214,813
                                                                                                    --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
      110,000  Frontier Communications Corp...........................     6.25%        09/15/21           113,919
      110,000  Frontier Communications Corp...........................     6.88%        01/15/25           111,650
      500,000  Windstream Corp........................................     7.75%        10/01/21           537,500
                                                                                                    --------------
                                                                                                           763,069
                                                                                                    --------------
               LEISURE FACILITIES - 1.1%
      750,000  Cedar Fair L.P./Canada's Wonderland Co./Magnum
                   Management Corp....................................     5.25%        03/15/21           757,500
    1,200,000  Six Flags Entertainment Corp. (g)......................     5.25%        01/15/21         1,212,000
                                                                                                    --------------
                                                                                                         1,969,500
                                                                                                    --------------
               LIFE SCIENCES TOOLS & SERVICES - 1.4%
    1,500,000  Crimson Merger Sub, Inc. (g)...........................     6.63%        05/15/22         1,404,375
      500,000  Immucor, Inc...........................................    11.13%        08/15/19           547,500
      145,000  inVentiv Health, Inc. (g) (i)..........................    10.00%        08/15/18           131,225
      250,000  inVentiv Health, Inc. (g)..............................    11.00%        08/15/18           178,750
      500,000  inVentiv Health, Inc. (g)..............................    11.00%        08/15/18           357,500
                                                                                                    --------------
                                                                                                         2,619,350
                                                                                                    --------------
               MOVIES & ENTERTAINMENT - 0.1%
      125,000  Cinemark USA, Inc......................................     4.88%        06/01/23           123,750
                                                                                                    --------------
               OFFICE REITS - 0.2%
      375,000  DuPont Fabros Technology L.P...........................     5.88%        09/15/21           391,875
                                                                                                    --------------
               OIL & GAS EXPLORATION & PRODUCTION - 1.5%
      500,000  American Energy-Permian Basin LLC/AEPB Finance
                  Corp. (g)...........................................     7.13%        11/01/20           435,000
      125,000  American Energy-Permian Basin LLC/AEPB Finance
                  Corp. (g)...........................................     7.38%        11/01/21           110,000
    1,500,000  Antero Resources Finance Corp..........................     5.38%        11/01/21         1,528,125
      500,000  Rice Energy, Inc. (g)..................................     6.25%        05/01/22           485,937


Page 16                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
$     125,000  Sanchez Energy Corp. (g)...............................     6.13%        01/15/23    $      119,375
                                                                                                    --------------
                                                                                                         2,678,437
                                                                                                    --------------
               OIL & GAS REFINING & MARKETING - 0.5%
      750,000  CITGO Petroleum Corp. (g)..............................     6.25%        08/15/22           766,875
       62,500  Murphy Oil USA, Inc....................................     6.00%        08/15/23            65,781
                                                                                                    --------------
                                                                                                           832,656
                                                                                                    --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.4%
      575,000  Crestwood Midstream Partners L.P./Crestwood
                  Midstream Finance Corp..............................     6.13%        03/01/22           583,625
       50,000  Regency Energy Partners L.P./Regency Energy
                  Finance Corp........................................     5.88%        03/01/22            53,500
      188,000  Summit Midstream Holdings LLC/Summit Midstream
                  Finance Corp........................................     5.50%        08/15/22           188,470
                                                                                                    --------------
                                                                                                           825,595
                                                                                                    --------------
               PACKAGED FOODS & MEATS - 0.3%
      500,000  JBS USA LLC/JBS USA Finance, Inc. (g)..................     7.25%        06/01/21           535,000
                                                                                                    --------------
               PHARMACEUTICALS - 1.0%
      750,000  Endo Finance LLC & Endo Finco, Inc. (g)................     7.25%        01/15/22           804,375
      500,000  Par Pharmaceutical Cos., Inc...........................     7.38%        10/15/20           533,750
      500,000  Valeant Pharmaceuticals International (g)..............     6.75%        08/15/21           518,125
                                                                                                    --------------
                                                                                                         1,856,250
                                                                                                    --------------
               RESTAURANTS - 0.2%
      300,000  Seminole Hard Rock Entertainment, Inc./Seminole
                  Hard Rock International LLC (g).....................     5.88%        05/15/21           297,000
                                                                                                    --------------
               SEMICONDUCTORS - 0.4%
      700,000  Freescale Semiconductor, Inc. (g)......................     6.00%        01/15/22           719,250
                                                                                                    --------------
               SPECIALIZED REITS - 0.4%
      500,000  Geo Group (The), Inc...................................     5.88%        01/15/22           522,500
      250,000  Geo Group (The), Inc...................................     5.88%        10/15/24           258,750
                                                                                                    --------------
                                                                                                           781,250
                                                                                                    --------------
               SPECIALTY CHEMICALS - 0.8%
      547,000  Chemtura Corp..........................................     5.75%        07/15/21           548,368
      900,000  Hexion U.S. Finance Corp...............................     6.63%        04/15/20           904,500
                                                                                                    --------------
                                                                                                         1,452,868
                                                                                                    --------------
               SYSTEMS SOFTWARE - 0.5%
      375,000  BMC Software Finance, Inc. (g).........................     8.13%        07/15/21           360,938
      500,000  BMC Software, Inc......................................     7.25%        06/01/18           497,500
                                                                                                    --------------
                                                                                                           858,438
                                                                                                    --------------
               TRADING COMPANIES & DISTRIBUTORS - 0.6%
      600,000  BlueLine Rental Finance Corp. (g)......................     7.00%        02/01/19           633,000
      500,000  Vander Intermediate Holding II Corp. (g) (j)...........     9.75%        02/01/19           531,250
                                                                                                    --------------
                                                                                                         1,164,250
                                                                                                    --------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               TRUCKING - 0.4%
$     600,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc. (g)............................................     5.13%        06/01/22    $      594,300
      125,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc.................................................     5.50%        04/01/23           126,250
                                                                                                    --------------
                                                                                                           720,550
                                                                                                    --------------
               WIRELESS TELECOMMUNICATION SERVICES - 2.1%
    1,350,000  Sprint Corp. (g).......................................     7.25%        09/15/21         1,431,000
    1,000,000  Sprint Corp. (g).......................................     7.88%        09/15/23         1,085,000
      750,000  T-Mobile USA, Inc......................................     6.73%        04/28/22           795,937
      200,000  T-Mobile USA, Inc......................................     6.63%        04/01/23           212,000
      200,000  T-Mobile USA, Inc......................................     6.00%        03/01/23           206,500
                                                                                                    --------------
                                                                                                         3,730,437
                                                                                                    --------------
               TOTAL CORPORATE BONDS AND NOTES                                                          50,982,793
               (Cost $50,395,157)                                                                   --------------

FOREIGN CORPORATE BONDS AND NOTES - 5.6%

               AEROSPACE & DEFENSE - 0.7%
      750,000  Bombardier, Inc. (g)...................................     7.75%        03/15/20           836,250
      333,000  Bombardier, Inc. (g)...................................     6.00%        10/15/22           342,366
                                                                                                    --------------
                                                                                                         1,178,616
                                                                                                    --------------
               ALTERNATIVE CARRIERS - 1.0%
    1,750,000  Intelsat Luxembourg S.A................................     7.75%        06/01/21         1,835,312
                                                                                                    --------------
               CABLE & SATELLITE - 0.1%
      250,000  Virgin Media Finance PLC (g)...........................     6.00%        10/15/24           260,938
                                                                                                    --------------
               DIVERSIFIED CHEMICALS - 0.3%
      300,000  INEOS Group Holdings S.A. (g)..........................     6.13%        08/15/18           303,750
      250,000  INEOS Group Holdings S.A. (g)..........................     5.88%        02/15/19           250,313
                                                                                                    --------------
                                                                                                           554,063
                                                                                                    --------------
               METAL & GLASS CONTAINERS - 0.5%
       62,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (g).......................................     6.25%        01/31/19            62,620
      114,706  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (g).......................................     7.00%        11/15/20           117,574
      750,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (g).......................................     6.75%        01/31/21           768,750
                                                                                                    --------------
                                                                                                           948,944
                                                                                                    --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.2%
      500,000  Niska Gas Storage Canada ULC/Niska Gas Storage
                  Canada Finance Corp. (g)............................     6.50%        04/01/19           374,375
                                                                                                    --------------
               PHARMACEUTICALS - 1.3%
    1,200,000  Capsugel S.A. (g) (k)..................................     7.00%        05/15/19         1,222,500
    1,000,000  Mallinckrodt International Finance S.A./ Mallinckrodt
                  CB LLC (g)..........................................     5.75%        08/01/22         1,048,750
                                                                                                    --------------
                                                                                                         2,271,250
                                                                                                    --------------
               RESEARCH & CONSULTING SERVICES - 0.5%
      825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (g)..............     5.50%        10/01/21           860,062
                                                                                                    --------------


Page 18                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

               RESTAURANTS - 0.6%
$   1,150,000  1011778 BC ULC/New Red Finance, Inc. (g)...............     6.00%        04/01/22    $    1,171,562
                                                                                                    --------------
               SECURITY & ALARM SERVICES - 0.4%
      750,000  Garda World Security Corp. (g).........................     7.25%        11/15/21           750,000
                                                                                                    --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES                                                  10,205,122
               (Cost $10,206,429)                                                                   --------------

               TOTAL INVESTMENTS - 93.6%                                                               169,257,024
               (Cost $169,846,314) (l)

               NET OTHER ASSETS AND LIABILITIES - 6.4%                                                  11,610,636
                                                                                                    --------------
               NET ASSETS - 100.0%                                                                  $  180,867,660
                                                                                                    ==============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This borrower has filed for protection in federal bankruptcy court.

(d) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(e) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements.

(f)   Represents commitment fee rate on unfunded loan commitment.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $38,686,376 or 21.39% of net assets.

(h) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.125% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(i) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10.00% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 200 basis points. The first interest payment is scheduled for February 15, 2015.

(j) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 9.75% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(k) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(l) Aggregate cost for federal income tax purposes is $170,035,038. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,400,770 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,178,784.

                        See Notes to Financial Statements                Page 19

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Senior Floating-Rate Loan Interests*...............    $ 108,069,109    $         --   $ 108,069,109   $          --
Corporate Bonds and Notes*.........................       50,982,793              --      50,982,793              --
Foreign Corporate Bonds and Notes*.................       10,205,122              --      10,205,122              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 169,257,024   $          --   $ 169,257,024   $          --
                                                       =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


Page 20                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
   (Cost $169,846,314).........................................................................      $169,257,024
Cash...........................................................................................        14,902,807
Receivables:
   Investment securities sold..................................................................         5,012,866
   Interest....................................................................................         1,489,508
   Fund shares sold............................................................................           933,063
Prepaid expenses...............................................................................             2,254
                                                                                                     ------------
   Total Assets................................................................................       191,597,522
                                                                                                     ------------
LIABILITIES:
Payables:
   Investment securities purchased.............................................................        10,080,671
   Fund shares repurchased.....................................................................           357,472
   Audit and tax fees..........................................................................            58,200
   Distributions payable.......................................................................            56,119
   Administrative fees.........................................................................            31,890
   Investment advisory fees....................................................................            30,609
   12b-1 distribution and service fees.........................................................            30,198
   Transfer agent fees.........................................................................            26,297
   Printing fees...............................................................................            15,075
   Unfunded loan commitments...................................................................            14,516
   Custodian fees..............................................................................            11,049
   Legal fees..................................................................................             5,704
   Registration fees...........................................................................             4,621
   Trustees' fees and expenses.................................................................             1,603
   Commitment fees.............................................................................             1,445
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             3,622
                                                                                                     ------------
   Total Liabilities...........................................................................        10,729,862
                                                                                                     ------------
NET ASSETS.....................................................................................      $180,867,660
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $181,065,844
Par value......................................................................................            88,066
Accumulated net investment income (loss).......................................................           (38,267)
Accumulated net realized gain (loss) on investments............................................           341,307
Net unrealized appreciation (depreciation) on investments......................................          (589,290)
                                                                                                     ------------
NET ASSETS.....................................................................................      $180,867,660
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   (Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $53,303,653 and
     2,595,216 shares of beneficial interest issued and outstanding)...........................      $      20.54
   Maximum sales charge (3.50% of offering price)..............................................              0.74
                                                                                                     ------------
   Maximum offering price to public............................................................      $      21.28
                                                                                                     ============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $24,530,571 and
     1,195,244 shares of beneficial interest issued and outstanding)...........................      $      20.52
                                                                                                     ============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $103,033,436 and
     5,016,107 shares of beneficial interest issued and outstanding)...........................      $      20.54
                                                                                                     ============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Interest.................................................................     $   7,162,074
Other....................................................................           192,333
                                                                              -------------
Total investment income..................................................         7,354,407
                                                                              -------------
EXPENSES:
Investment advisory fees.................................................           970,070
12b-1 distribution and service fees
   Class A...............................................................           151,185
   Class C...............................................................           203,006
Administrative fees......................................................           158,960
Transfer agent fees......................................................           138,263
Registration and filing fees.............................................           119,841
Audit and tax fees.......................................................            61,655
Custodian fees...........................................................            60,407
Legal fees...............................................................            57,961
Printing fees............................................................            49,670
Trustees' fees and expenses..............................................            18,641
Commitment fees..........................................................            13,452
Financial reporting fees.................................................             9,250
Other....................................................................            22,837
                                                                              -------------
   Total expenses........................................................         2,035,198
   Less fees waived or expenses reimbursed by the investment advisor.....          (188,551)
                                                                              -------------
Net expenses.............................................................         1,846,647
                                                                              -------------
NET INVESTMENT INCOME (LOSS).............................................         5,507,760
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments...............................           404,020
   Net change in unrealized appreciation (depreciation) on investments...        (1,381,238)
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................          (977,218)
                                                                              -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................     $   4,530,542
                                                                              =============


Page 22                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR                  PERIOD
                                                                                   ENDED                  ENDED
                                                                                10/31/2014           10/31/2013 (a)
                                                                              -------------          -------------
OPERATIONS:
Net investment income (loss).............................................     $   5,507,760          $   1,268,556
Net realized gain (loss).................................................           404,020                137,919
Net change in unrealized appreciation (depreciation).....................        (1,381,238)               791,948
Net increase from payment by the advisor (b).............................                --                  1,079
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from operations..........         4,530,542              2,199,502
                                                                              -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares...........................................................        (2,269,154)              (539,225)
Class C shares...........................................................          (603,979)              (178,413)
Class I shares...........................................................        (2,701,972)              (729,306)
                                                                              -------------          -------------
                                                                                 (5,575,105)            (1,446,944)
                                                                              -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares...........................................................                --               (130,315)
Class C shares...........................................................                --                (43,112)
Class I shares...........................................................                --               (176,224)
                                                                              -------------          -------------
                                                                                         --               (349,651)
                                                                              -------------          -------------
Total distributions to shareholders......................................        (5,575,105)            (1,796,595)
                                                                              -------------          -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold................................................       178,132,449            123,765,594
Proceeds from shares reinvested..........................................         5,083,225              1,460,181
Cost of shares redeemed..................................................      (103,039,227)           (23,892,906)
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from capital
   transactions..........................................................        80,176,447            101,332,869
                                                                              -------------          -------------
Total increase (decrease) in net assets.................................         79,131,884            101,735,776
NET ASSETS:
Beginning of period.....................................................        101,735,776                     --
                                                                              -------------          -------------
End of period...........................................................      $ 180,867,660          $ 101,735,776
                                                                              =============          =============
Accumulated net investment income (loss) at end of period...............      $    (38,267)          $    (33,505)
                                                                              =============          =============

-----------------------------

(a) The Fund was initially seeded and commenced operations on November 1, 2012.
(b) See Note 3 in the Notes to Financial Statements.



                        See Notes to Financial Statements                Page 23

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR           PERIOD
                                                      ENDED           ENDED
CLASS A SHARES                                     10/31/2014    10/31/2013 (a)
                                                  ------------   --------------
Net asset value, beginning of period.............  $    20.68      $    20.00
                                                   ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................        0.76            0.65
Net realized and unrealized gain (loss)..........       (0.12)           0.90
                                                   ----------      ----------
Total from investment operations.................        0.64            1.55
                                                   ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................       (0.78)          (0.70)
Return of capital................................          --           (0.17)
                                                   ----------      ----------
Total from distributions.........................       (0.78)          (0.87)
                                                   ----------      ----------
Net asset value, end of period...................  $    20.54      $    20.68
                                                   ==========      ==========
TOTAL RETURN (c).................................        3.14%           7.87% (d)
                                                   ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $   53,304      $   44,819
Ratio of total expenses to average net assets....        1.38%           1.54% (e)
Ratio of net expenses to average net assets......        1.25%           1.25% (e)
Ratio of net investment income (loss) to average
   net assets....................................        3.68%           3.20% (e)
Portfolio turnover rate..........................         109%             89%

(a) Class A Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class A Shares.

(e)   Annualized.


Page 24                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR           PERIOD
                                                      ENDED           ENDED
CLASS C SHARES                                     10/31/2014    10/31/2013 (a)
                                                  ------------   --------------
Net asset value, beginning of period.............  $   20.66        $   20.00
                                                   ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b).................        0.60            0.50
Net realized and unrealized gain (loss)..........       (0.11)           0.89
                                                   ----------      ----------
Total from investment operations.................        0.49            1.39
                                                   ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................       (0.63)          (0.59)
Return of capital................................          --           (0.14)
                                                   ----------      ----------
Total from distributions.........................       (0.63)          (0.73)
                                                   ----------      ----------
Net asset value, end of period...................  $    20.52      $    20.66
                                                   ==========      ==========
TOTAL RETURN (c).................................        2.38%           7.04% (d)
                                                   ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $   24,531      $   13,522
Ratio of total expenses to average net assets....        2.13%           2.29% (e)
Ratio of net expenses to average net assets......        2.00%           2.00% (e)
Ratio of net investment income (loss) to average
   net assets....................................        2.93%           2.45% (e)
Portfolio turnover rate..........................         109%             89%

(a) Class C Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class C Shares.

(e)   Annualized.


                        See Notes to Financial Statements                Page 25

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR           PERIOD
                                                      ENDED           ENDED
CLASS I SHARES                                     10/31/2014    10/31/2013 (a)
                                                  ------------   --------------
Net asset value, beginning of period...........    $    20.68      $    20.00
                                                   ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)...............          0.81            0.70
Net realized and unrealized gain (loss)........         (0.12)           0.90
                                                   ----------      ----------
Total from investment operations...............          0.69            1.60
                                                   ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................         (0.83)          (0.74)
Return of capital..............................            --           (0.18)
                                                   ----------      ----------
Total from distributions.......................         (0.83)          (0.92)
                                                   ----------      ----------
Net asset value, end of period.................    $    20.54      $    20.68
                                                   ==========      ==========
TOTAL RETURN (c)...............................          3.40%           8.11% (d)
                                                   ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $  103,033      $   43,395
Ratio of total expenses to average net assets..          1.13%           1.29% (e)
Ratio of net expenses to average net assets....          1.00%           1.00% (e)
Ratio of net investment income (loss) to average
   net assets..................................          3.93%           3.45% (e)
Portfolio turnover rate........................           109%             89%

(a) Class I Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class I Shares.

(e)   Annualized.


Page 26                  See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's/issuer's competitive position within the industry;

     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2014.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $14,516 as of October 31, 2014.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2014, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $62,583, and a decrease in accumulated net realized gain (loss) on investments by $62,583. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal periods ended October 31, 2014, and 2013, was as follows:

Distributions paid from:                           2014             2013
Ordinary income............................    $ 5,575,105       $ 1,446,944
Capital gain...............................             --                --
Return of capital..........................             --           349,651

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income................   $    388,732
Undistributed capital gains..................        103,032
                                                ------------
Total undistributed earnings.................        491,764
Accumulated capital and other losses.........             --
Net unrealized appreciation (depreciation)...       (778,014)
                                                ------------
Total accumulated earnings (losses)..........       (286,250)
Other........................................             --
Paid-in capital..............................    181,153,910
                                                ------------
Net assets...................................   $180,867,660
                                                ============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2016, and then will not exceed 1.35% from March 1, 2016, through February 28, 2025 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust are subject to recovery by First Trust up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2014, and the expenses borne by First Trust subject to recovery were as follows:

                                              EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------
                                    PERIOD ENDED       YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2013             2014              TOTAL
------------      ------------      ------------      ------------      ------------
  $188,551          $     --          $116,236           $188,551          $304,787

During the period ended October 31, 2013, the Fund received reimbursements from the Advisor of $1,079 in connection with trade errors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                       PERIOD ENDED
                                     OCTOBER 31, 2014                  OCTOBER 31, 2013

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                     3,492,215    $  71,976,299        2,538,555    $  52,251,481
     Class C                       687,294       14,196,208          749,163       15,352,331
     Class I                     4,450,496       91,959,942        2,722,812       56,161,782
                                ----------    -------------       ----------    -------------
Total Sales:                     8,630,005    $ 178,132,449        6,010,530    $ 123,765,594
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                       103,831    $   2,146,681           26,220    $     539,817
     Class C                        24,663          509,005            6,484          133,381
     Class I                       117,616        2,427,539           38,242          786,983
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       246,110    $   5,083,225           70,946    $   1,460,181
                                ==========    =============       ==========    =============

Redemptions
     Class A                    (3,168,303)   $ (65,511,197)        (397,300)   $  (8,170,096)
     Class C                      (171,124)      (3,533,429)        (101,237)      (2,087,628)
     Class I                    (1,650,504)     (33,994,601)        (662,556)     (13,635,182)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (4,989,931)   $(103,039,227)      (1,161,093)   $ (23,892,906)
                                ==========    =============       ==========    =============

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2014, were $228,615,076 and $156,672,026, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia, which First Trust allocated amongst the funds that had access to the Line of Credit. To the extent that the Fund accessed the Line of Credit, there would also be an interest fee charged.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2014


The Line of Credit terminated on March 27, 2014. Effective March 27, 2014, the Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, entered into a $30 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. As of October 31, 2014, the Fund did not have any outstanding borrowings under the Line of Credit.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SHORT DURATION HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Short Duration High Income Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Short Duration High Income Fund as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

HIGH-YIELD SECURITIES RISK: High-yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high-yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

CURRENCY RISK: Because the Fund's net asset value ("NAV") is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

PREPAYMENT RISK: Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

NEW FUND RISK: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Trust, on behalf of the First Trust Short Duration High Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fee for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for day-to-day management of the Fund's investments. The Board considered that the Advisor applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the meeting, the Board received a presentation from members of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objectives and policies. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor under the Agreement remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds that have investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fee and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only one overlapping peer fund. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that most of the Lipper peer funds are primarily high-yield bond funds that do not have a short duration mandate, while the Advisor peer group funds also invest in senior loans. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group. The Board considered that the Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2016 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, brokerage commissions and other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses) from exceeding 1.00% of a class' average daily net assets, and from March 1, 2016 through February 28, 2025 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.35% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or the expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses was borne by the Advisor.

The Board also considered the performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2013 to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 31, 2014. Based on the information presented, the Board noted that the Fund's performance was above the median of the Lipper peer universe for the one-year and since-inception periods ended December 31, 2013.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board noted that the Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        111        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         111        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 111        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             111        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         111        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since Trust Inception   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since Trust Inception   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Trust Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011

                                                     o Assistant Secretary
                                                       since Trust Inception

-------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $105,000 for 2013 and $112,500 for 2014.

      Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for 2013 and $0 for 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2013 and $0 for the Investment Adviser and $0 for the Distributor 2014.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $10,000 for 2013 and $15,200 for 2014.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for 2013 and $0 for the Investment Adviser and $0 for the Distributor 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2013 and $0 for the Investment Adviser and $0 for the Distributor for 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
       (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:           Adviser and Distributor:
           -----------           ------------------------
             (b) 0%                      (b) 0%
             (c) 0%                      (c) 0%
             (d) 0%                      (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $10,000 for the registrant, $3,000 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $60,600 for the registrant's distributor for 2013 and $15,200 for the registrant, $43,500 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $36,000 for the registrant's distributor for 2014.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 23, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.